DYN FUNDING CORPORATION,

                            Issuer

                              and

                     BANKERS TRUST COMPANY,
                            Trustee



                           INDENTURE

                  Dated as of January 1, 1992








                          $100,000,000
        8.54% CONTRACT RECEIVABLE COLLATERALIZED NOTES,
                    SERIES 1992-1, DUE 1997




                       Table of Contents

                         ARTICLE ONE

                         DEFINITIONS

Section 1.01.  Definitions

                         ARTICLE TWO

                          NOTE FORM

Section 2.01.  Form Generally

Section 2.02.  Form of Notes

Section 2.03.  Denominations

Section 2.04.  Execution, Authentication, Delivery and
               Dating

Section 2.05.  Registration, Registration of Transfer and
               Exchange
Section 2.06.  Mutilated, Destroyed, Lost or Stolen Notes

Section 2.07. Payment of Principal and Interest; Principal and Interest Rights Preserved

Section 2.08.  Persons Deemed Owners

Section 2.09.  Cancellation

Section 2.10.  Purchase of Notes by the Issuer


                         ARTICLE THREE

              AUTHENTICATION AND DELIVERY OF NOTES

Section 3.01.  General Provisions

Section 3.02.  The Receivables

                         ARTICLE FOUR

                   SATISFACTION AND DISCHARGE

Section 4.01.  Satisfaction and Discharge of Indenture

Section 4.02.  Application of Trust Money

                        ARTICLE FIVE

                     DEFAULTS AND REMEDIES

Section 5.01.  Events of Default

Section 5.02.  Acceleration of Maturity

Section 5.03.  Collection of Indebtedness and Suits for
               Enforcement by Trustee

Section 5.04.  Remedies

Section 5.05. Trustee May Enforce Claims Without Possession of Notes

Section 5.06.  Application of Proceeds

Section 5.07.  Limitation on Suits

Section 5.08.  Unconditional Rights of Noteholders to
               Receive Principal and Interest

Section 5.09.  Restoration of Rights and Remedies

Section 5.10.  Rights and Remedies Cumulative

Section 5.11.  Delay or Omission Not Waiver

Section 5.12.  Control by Noteholders

Section 5.13.  Waiver of Past Defaults

Section 5.14.  Undertaking for Costs

Section 5.15.  Waiver of Stay or Extension Laws

Section 5.16.  Sale of Trust Estate

Section 5.17.  Action on Notes

                         ARTICLE SIX

                          THE TRUSTEE

Section 6.01.  Certain Duties and Responsibilities

Section 6.02.  Notice of Default

Section 6.03.  Certain Rights of Trustee

Section 6.04.  Not Responsible for Recitals or Issuance of
               Notes

Section 6.05.  May Hold Notes

Section 6.06.  Money Held in Trust

Section 6.07.  Compensation and Reimbursement

Section 6.08.  Corporate Trustee Required; Eligibility

Section 6.09.  Resignation and Removal; Appointment of
               Successor

Section 6.10.  Acceptance of Appointment by Successor

Section 6.11.  Merger, Conversion, Consolidation or
               Succession to Business of Trustee

Section 6.12.  Trustee as Successor Servicer

Section 6.13.  Co-trustees and Separate Trustees

Section 6.14.  Rights of the Trustee Upon Appointment of
               Successor Servicer

                         ARTICLE SEVEN

      NOTEHOLDERS' LIST AND REPORTS BY TRUSTEE AND ISSUER

Section 7.01. Issuer to Furnish Trustee Names and Addresses of Noteholders

Section 7.02. Preservation of Information; Communications to Noteholders

Section 7.03.  Reports by and Inspections of Issuer

Section 7.04.  Annual and Quarterly Statements as to Compliance

Section 7.05.  Contract Schedule

Section 7.06.  Primary Contract List

                        ARTICLE EIGHT

            REPRESENTATIONS AND COVENANTS OF ISSUER

Section 8.01.  Payment of Principal and Interest

Section 8.02.  Maintenance of Office or Agency

Section 8.03.  Unclaimed Funds

Section 8.04.  Corporate Existence

Section 8.05.  Protection of Trust Estate

Section 8.06.  Representations and Covenants of the Issuer

Section 8.07.  Negative Covenants

Section 8.08.  Issuer May Consolidate, Etc., Only on Certain
               Terms

Section 8.09.  Successor Substituted

Section 8.10.  Money for Note Payments to Be Held in Trust

Section 8.11.  Performance of Obligations; Servicing
               Agreement

Section 8.12.  Corporate Separateness of Issuer


                             ARTICLE NINE

               ACCOUNTS, ACCOUNTING AND RELEASES

Section 9.01.  Collection of Money

Section 9.02.  Collection Account; Distribution Account

Section 9.03.  General Provisions Regarding Accounts and the
               Reserve Fund

Section 9.04.  Reports by Trustee; Contract Schedule

Section 9.05.  Trust Estate; Contract Documents

Section 9.06.  Amendments to Servicing Agreement

Section 9.07.  Servicer as Custodian and Bailee of Trustee

Section 9.08.  Reserve Fund

                          ARTICLE TEN

                    SUPPLEMENTAL INDENTURES

Section 10.01.  Supplemental Indentures

Section 10.02.  Execution of Supplemental Indentures

Section 10.03.  Effect of Supplemental Indenture

Section 10.04.  Reference in Notes to Supplemental
                Indentures

                          ARTICLE ELEVEN

                        REDEMPTION OF NOTES

Section 11.01.  Optional Redemption

Section 11.02.  Special and Mandatory Redemption

Section 11.03.  Notice of Optional Redemption by the Issuer

Section 11.04.  Deposit of Redemption Price for Optional,
                Special and Mandatory Redemptions


Section 11.05.  Notes Payable on Redemption Date


                        ARTICLE TWELVE

                         MISCELLANEOUS

Section 12.01.  Acts of Noteholders

Section 12.02.  Notices, Etc., to Trustee and Issuer

Section 12.03.  Notices to Noteholders; Waiver

Section 12.04.  Effect of Headings and Table of Contents

Section 12.05.  Successors and Assigns

Section 12.06.  Separability

Section 12.07.  Benefits of Indenture

Section 12.08.  Governing Law

Section 12.09.  Counterparts

Section 12.10.  Corporate Obligation


Exhibit A      Form of Notes
Exhibit B      Form of Credit and Collections Statement of Policy
Exhibit C      Form of Opinion of Counsel to the Issuer
Exhibit D      Form of Accountants' Certificate
Exhibit E      Form of Sale and Purchase Agreement
Exhibit F      Form of Assignment of Claims Act Notice

Schedule A     Contract Schedule
Schedule B     Receivable Schedule
Schedule C     List of Sellers
Schedule D     Primary Contract List


     INDENTURE, dated as of January 1, 1992 (herein, as amended, modified or supplemented from time to time as permitted hereby, called this "Indenture"), between Dyn Funding Corporation, a corporation organized and existing under the laws of the State of Delaware (herein, together with its permitted successors and assigns, called the "Issuer"), and Bankers Trust Company, a New York State banking corporation, as trustee (herein, together with its successors in the trusts hereunder, called the "Trustee").

                     PRELIMINARY STATEMENT

     The Issuer has duly authorized the execution and delivery of this Indenture to provide for an issue of its 8.54% Contract
Receivable Collateralized Notes, Series 1992-1, due 1997 (the
"Notes") as provided in this Indenture. All covenants and agreements made by the Issuer herein are for the benefit and security of the holders of the Notes. The Issuer is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

     Simultaneously with the delivery of this Indenture (a) the Issuer is entering into Sale and Purchase Agreements with DynCorp, a corporation organized and existing under the laws of the State of Delaware (the "Company"), and with certain other separately incorporated subsidiaries of the Company named in such Sale and Purchase Agreements (each referred to herein as a "Seller" and, with the Company when the Company is being referred to as a seller of Receivables, collectively referred to as the "Sellers") pursuant to which each of the Sellers will sell certain of its receivables specified therein to the Issuer and
(b) the Issuer, the Company and the Trustee are entering into the Servicing Agreement pursuant to which the Company will agree to service the Receivables and make collections thereon on behalf of the holders from time to time of the Notes.

     Subsequent to the delivery of this Indenture the Issuer may enter into Sale and Purchase Agreements with certain separately incorporated subsidiaries of the Company named in such Sale and Purchase Agreements (each referred to herein as a "Seller") pursuant to which each of such Sellers, if any, will sell certain of its receivables specified therein to the Issuer.

                        GRANTING CLAUSES

     The Issuer hereby Grants to the Trustee, for the exclusive benefit of the Holders of the Notes, all of the Issuer's right, title and interest in and to (a) the Receivables and all proceeds received in respect of such Receivables, (b) all of the Sale and Purchase Agreements, (c) the Servicing Agreement as it relates to such Receivables, (d) the Collection Account, including all Eligible Investments therein and all income from the investment of funds therein, (e) the Distribution Account, including all Eligible Investments therein and all income from the investment of funds therein, (f) the Reserve Fund, including all Eligible Investments therein and all income from the investment of funds therein, (g) any Lockbox Account, including all Eligible Investments therein and all income from the investment of funds therein and (h) all proceeds in any way derived from any of the foregoing items. Such Grants are made in trust to secure the Notes equally and ratably without prejudice, priority or distinction, except as expressly provided in the Indenture, between any Note and any other Notes, and to secure (i) the payment of all amounts due on the Notes in accordance with their terms, (ii) the payment of all other sums payable under this Indenture and (iii) compliance with the provisions of this Indenture, all as provided in this Indenture.

     The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and agrees to perform the duties herein required to the end that the interests of the Noteholders may be adequately and effectively protected.


                          ARTICLE ONE

                          DEFINITIONS

I.   A.  Definitions.

     Except as otherwise specified herein or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms.

     Accountants' Certificate: A certificate of a firm of independent certified public accountants of national reputation appointed by the Issuer and reasonably acceptable to the Trustee, which may be the firm of independent accountants that audits the financial statements of the Issuer or the Company.

     Accounts:  The collective reference to the Collection
Account, the Distribution Account and any Lockbox Account.

     Act and Acts of Noteholders:  The meanings specified in
Section 12.01.

     Administrative Expenses: The sum of: (a) the amounts due the Trustee under Section 6.07; (b) federal and state taxes of the Issuer and the cost of preparing tax returns; (c) expenses relating to the maintenance of the Receivables; (d) expenses incurred for general business operations of the Issuer; and (e) all other expenses of the Issuer relating to the maintenance of the Notes (to the extent not paid out of the proceeds of the issuance of the Notes or by the Servicer), including but not limited to, legal fees and expenses of counsel and accountants' fees; provided, however, that Administrative Expenses shall not include (a) the release of Excess Cash, (b) the Servicing Fee,
(c) any Deferred Purchase Price or (d) any damages or indemnities payable by the Issuer to any Noteholder.

     Affiliate: With respect to any Person, any other Person controlling or controlled by or under common control with such Person. For the purposes of this definition, "control", when used with respect to any specified Person, means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, the terms "controlling" and "controlled" having meanings correlative to the foregoing.

     Aggregate Collateral Balance: As of any date of determination, the sum of (a) the aggregate Stated Value of the Receivables Granted to the Trustee and (b) all amounts on deposit in the Collection Account.

     Amortization Date:  February 28, 1997.

     Amortization Period: The period commencing with the day after the Payment Date next preceding the Amortization Date to and including the date on which principal of the Notes is paid in full.

     Assignment of Claims Act Notice:  Any Assignment of Claims
Act Notice substantially in the form of Exhibit F hereto.

     Authorized Officer: With respect to the Company, the Issuer or any Seller, the President or any Vice President, Secretary or Treasurer of such entity.

     Average Daily Revenue: As of any Determination Date or Purchase Date during the Non-Amortization Period and with respect to any Government Contract or Government Subcontract, (a) the aggregate amount of revenue recognized by the Company in its unaudited financial statements and reports under such Government Contract or Government Subcontract during the three immediately preceding Determination Periods divided by (b) the number of Calendar Days in such three preceding Determination Periods; provided, that if the related Seller has performed under such Government Contract or Government Subcontract for a period of less than three months as of such Determination Date or Purchase Date, Average Daily Revenue will be calculated on the basis of such lesser period; provided, further, that Average Daily Revenue shall not be calculated on the basis of a period of less than 28 Calendar Days. With respect to any Government Contract or Government Subcontract if the amount of average daily revenue is expected to permanently decrease by more than 10% from the Average Daily Revenue for such Government Contract or Government Subcontract as of the preceding Determination Date or Purchase Date for which Average Daily Revenue was calculated, then Average Daily Revenue will be adjusted immediately to an amount equal to such decreased level to the same extent as if such decrease had been in effect since the first day of the period over which Average Daily Revenue is being calculated.

     Board of Directors: The Board of Directors of the Issuer or any committee of that Board duly authorized to act on behalf of that Board with respect to any matters arising under the Indenture.

     Board Resolution: Any action by the Board of Directors, as evidenced by a copy of a resolution certified by the Secretary or an Assistant Secretary of the Issuer to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivery to the Trustee.

     Business Day: Any day that is not a Saturday, Sunday, holi day, or other day on which commercial banking institutions in New
York are authorized or obligated by law or executive order to be closed.

     Calendar Day:  Any day of a month.

     Called Principal:  With respect to any Note, the Note
Principal Balance that is declared to be due and payable pursuant to (i) an Optional Redemption, Mandatory Redemption or Special
Redemption pursuant to Article Eleven or (ii) an acceleration of maturity pursuant to Section 5.02.

     Closing Date: The date on which the Notes are first executed and delivered to the Purchasers.

     Code: The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

     Collateral Value Percentage:  With respect to (a) any
Government Receivable, 92% of its Stated Value, (b) any
Government Subcontract Receivable, 76% of its Stated Value and
(c) any Commercial Receivable, 76% of its Stated Value.

     Collateral Value Ratio:    As of any date of determination,
the ratio obtained by dividing (a) the sum of (i) the aggregate Stated Value of the Receivables Granted to the Trustee, less the aggregate Stated Value of Excluded Receivables, all valued at the applicable Collateral Value Percentage, and (ii) all amounts on deposit in the Collection Account by (b) the Outstanding Note Principal Balance.

     Collection Account: The account so denominated and established pursuant to Section 9.02(a) herein. As used herein, except if otherwise specifically provided and except in Section
3.01 and Sections 4.03(m), 4.04 and 5.02(d) of each Sale and Purchase Agreement, the term Collection Account shall include any Lockbox Accounts.

     Collections: With respect to any Receivable, to the extent that such Receivable has not been repurchased by a Seller pursuant to its Sale and Purchase Agreement, all cash collections and other cash proceeds of such Receivable that are collected in available funds by the Issuer or the Servicer for deposit into a Lockbox Account or a Seller's Lockbox Account.

     Commercial Receivable:  Any Receivable other than a
Government Receivable or a Government Subcontract Receivable.

     Commission: The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange
Act of 1934, as amended, or any successor agency having similar power.

     Company:  DynCorp, a Delaware corporation.

     Compliance Audit:  The meaning specified in Section 7.04.

     Consolidated EBDAIT:   For any period, (a) the sum of the
amounts for such period of (i) Consolidated Net Income, (ii) provision for taxes based on income, (iii) Consolidated Interest Expense, (iv) depreciation expense, (v) amortization expense,
(vi) Restricted Stock Plan expense and (vii) Net ESOP Contri butions, less (b) the amount for such period of interest income (such amount of interest income not to exceed $1,500,000 for any rolling twelve-month period), all as determined on a consolidated basis in accordance with GAAP.

     Consolidated Interest Expense:   For any period, the sum of
(a) total interest expense of the Company and its subsidiaries on a consolidated basis with respect to all outstanding indebtedness of the Company and its subsidiaries, including, without limitation, all commissions, discounts, and other fees and charges owed with respect to letters of credit and bankers' acceptance financings and net costs under interest rate agreements, all as determined in accordance with GAAP, and (b) interest expense on the Company's ESOP-related loan, which is reported as cost of services.

     Consolidated Net Cash Interest Expense:   For any period,
(a) Consolidated Interest Expense, but excluding, however, interest expense not payable in cash, amortization of debt discount and deferred financing costs, less (b) interest income (such amount of interest income not to exceed $1,500,000 for any rolling twelve-month period).

     Consolidated Net Income:   For any period, the net income
(or loss) of the Company and its subsidiaries on a consolidated basis for such period, excluding the sum of (i) extraordinary items, net of taxes based on income, (ii) dividends on preferred stock, and (iii) amortization of issuance discount on preferred stock, all as determined in accordance with GAAP.

     Contract: An agreement between one of the Sellers and an Obligor, or an open account of an Obligor evidenced by an invoice of a Seller, pursuant to which such Obligor is obligated to pay for merchandise or services. Receivables under Government Contracts or Government Subcontracts of a Seller may be combined and aggregated in accordance with the following restrictions:
(i) the aggregate Stated Value of Receivables arising under each Government Contract which is combined and aggregated must be less than $500,000; (ii) the Stated Value of Receivables arising under each Government Subcontract, which is combined and aggregated must be less than $250,000; (iii) Government Contracts may only be combined with other Government Contracts from the same Seller and Government Subcontracts may only be combined with other Government Subcontracts of the same Seller and the Contract Schedule must separately identify each Contract included within each aggregate; and (iv) the aggregate Stated Value of all Receivables so combined and aggregated may not exceed 5% of the Aggregate Collateral Balance.

     Contract Schedule: The list in the form set forth in Schedule A hereto identifying (a) each Government Contract and Government Subcontract as to which Receivables arising thereunder are initially Granted hereunder, (b) each Government Contract and Government Subcontract as to which Receivables arising thereunder are Granted hereunder subsequent to the Closing Date and (c) each Obligor as to which Commercial Receivables arising thereunder are initially Granted hereunder and subsequent to the Closing Date.

     Corporate Trust Office: The principal office of the Trustee at which at any particular time its corporate trust business shall be administered, which office at the date of the execution of this Agreement is located at Four Albany Street, 10th Floor, New York, New York 10006 (Attention: Corporate Trust and Agency Group, Structured Finance Team).

     Credit and Collection Practices: The Company's normal credit extension practices and procedures and collection practices relating to the Contracts and the Receivables applied in accordance with the statement of policy set forth in Exhibit B hereto.

     Cut-off Date:  January 15, 1992.

     Date of Execution: The actual date of execution of this Indenture by the Issuer and the Trustee as indicated by their respective acknowledgements hereto annexed, and if the Issuer and the Trustee shall have executed this Indenture at different dates, the later date.

     Default: Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default or, when used in association with obligations created by an agreement other than this Indenture, the meaning specified in such agree ment.

     Defaulted Receivable:  Any Receivable that is not a Disputed
Receivable or an Ineligible Receivable and:

          (a) with respect to Government Receivables, that portion of a Receivable (i) as to which any payment, or part thereof, remains unpaid for 180 days from the original billing date, (ii) that portion of which, consistent with the Credit and Collection Policy, would be written off on the Company's financial statements or books of account as uncollectible (excluding, however, any portion as to which non-payment is the result of a dispute between the Government and the Company regarding amounts payable by the Government to the Company under the related Contract), or (iii) as to which the Government has given notice to the Company, or the Company has reason to believe, that such Receivable or portion thereof will not be paid (excluding, however, any portion as to which non-payment is the result of a dispute between the Government and the Company regarding amounts payable by the Government to the Company under the related Contract) and

          (b) with respect to Commercial Receivables or Government Subcontract Receivables, that portion of a Receivable (i) as to which any payment, or part thereof, remains unpaid for 180 days from the original billing date,
     (ii) as to which the related Obligor or Prime Contractor becomes bankrupt, unless such Obligor or Prime Contractor has the approval of a bankruptcy court of competent jurisdiction to make payments under the related Contract and such payments are not the subject of any legal challenge,
     (iii) that portion of which, consistent with the Credit and Collection Policy, would be written off on the Company's financial statements or books of account as uncollectible (excluding, however, any portion as to which non-payment is the result of a dispute regarding amounts payable to the Company under the related Contract); provided, that with respect to an Obligor or Prime Contractor that is not rated Investment Grade and the Commercial Receivables or
     Government Subcontract Receivables of which are Defaulted Receivables pursuant to any of clauses (i) through (iv) of this paragraph (b), all remaining Commercial Receivables or Government Subcontract Receivables of such Obligor or Prime Contractor will be deemed Defaulted Receivables unless the Company delivers to the Trustee an Officer's Certificate to the effect that: (i) the Company has no reason to believe that the remaining Commercial Receivables or Government Subcontract Receivables of such Obligor or Prime Contractor will not be paid or will become Defaulted Receivables; and
     (ii) the aggregate of the Stated Values of all Defaulted Receivables of such Obligor (including Defaulted Receivables which have previously been repurchased or substituted for) net of any collections on such Defaulted Receivables, does not exceed the greater of $50,000 or 10% of the total of the Stated Values of all Commercial Receivables and Government Subcontract Receivables of such Obligor or Prime Contractor (including Defaulted Receivables which have previously been repurchased or substituted for) net of any collections on such Defaulted Receivables. If all of the Receivables of an Obligor or Prime Contractor become Defaulted Receivables, the receivables of such Obligor or Prime Contractor will subsequently be deemed to be Eligible Receivables upon consent of the Required Holders.

     Deferred Purchase Price: On any date of determination, any portion of the Purchase Price of an Eligible Receivable that is unpaid on the Purchase Date on which such Eligible Receivable was purchased and is still unpaid as of such date of determination.

     Determination Date: With respect to any Payment Date, the twenty-fifth day of the month in which such Payment Date occurs, or would occur but for the 30th day of such month not being a Business Day.

     Determination Date Statement: The statement required to be delivered by the Servicer, on or before the Determination Date, pursuant to Section 4.02 of the Servicing Agreement.

     Determination Period:  With respect to any Determination
Date, the approximately one-calendar month period, as set forth in Schedule A to the Servicing Agreement, most recently ended prior to such Determination Date.

     Discounted Value: With respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Redemption Date with respect to such Called Principal, in accordance with accepted financial practice and at a discount factor (applied on a monthly basis) equal to the applicable Reinvestment Yield with respect to such Called Principal.

     Disputed Receivable: As to any date of determination, that portion of a Receivable (a) with respect to which the related
Obligor has disputed the amount billed by the Company, whether such dispute arises over alleged unsatisfactory performance of work under the related Contract or the contractual amount owed the Company for services rendered, costs incurred or work completed, or (b) as to which the related Obligor has withheld payment because of a dispute, or settlement, with respect to a debt of the Company due such Obligor including, but not limited to, a notification from the Government of its intention to offset to satisfy any such claim; provided, however, that all remaining Receivables of (i) the related Commercial Obligor or (ii) under the related Government Contract or Government Subcontract will be deemed Disputed Receivables unless the Company delivers to the Trustee an Officer's Certificate to the effect that the Company has no reason to believe that all such remaining Receivables (A) will become Defaulted Receivables or, (B) will become Disputed Receivables.

     Distribution Account: The account so denominated and established pursuant to Section 9.02(a) herein.

     Eligible Investments:  One or more of the following:

          (a) obligations of, or guaranteed as to principal and interest by, the United States or any agency or instrumentality thereof when such obligations are backed by the full faith and credit of the United States;

          (b) repurchase agreements on obligations specified in clause (a) maturing not more than one month from the date of acquisition thereof, provided that the long-term unsecured obligations of the party agreeing to repurchase such obliga tions are at the time rated by Standard & Poor's Corporation in one of the three highest rating categories (without regard to numerical modifiers) available from Standard & Poor's Corporation; and provided further that the short-term debt obligations of the party agreeing to repurchase shall be rated A-1 or higher by Standard & Poor's Corporation;

          (c) federal funds, certificates of deposit, time deposits and bankers' acceptances, each of which shall not have an original maturity of more than 90 days, of any depository institution or trust company incorporated under the laws of the United States or any state; provided that the long-term unsecured debt obligations of such depository institution or trust company at the date of acquisition thereof have been rated by Standard & Poor's Corporation in one of the three highest rating categories (without regard to numerical modifiers) available from Standard & Poor's Corporation; and provided further that the short-term obligations of such depository institution or trust company shall be rated A-1 or higher by Standard & Poor's Corporation;

          (d) commercial paper or commercial paper funds (having original maturities of not more than 90 days) of any corporation incorporated under the laws of the United States or any state thereof; provided that any such commercial paper or commercial paper funds shall be rated A-1 by Standard & Poor's Corporation; and

          (e) any no-load money market fund rated Am or Am-G or higher by Standard & Poor's Corporation;

provided that, Eligible Investments purchased from funds in the Collection Account, Distribution Account or Reserve Fund shall include only such obligations or securities that either may be redeemed daily or mature no later than the Business Day next preceding the next Payment Date; and provided further, that no instrument shall be an Eligible Investment if such instrument evidences a right to receive only interest payments with respect to the obligations underlying such instrument.


       Eligible Receivable: (a) At any time, except as specified below, any Government Receivable or Government Subcontract Receivable:

          (i)     which is not a Defaulted Receivable;

          (ii)    which is not a Disputed Receivable;

          (iii) which represents either (A) amounts payable for services performed or costs incurred under a Contract which have been billed to the related Obligor or (B) amounts payable for services performed or costs incurred under a Contract and which are unbilled but billable (pursuant to the Company's policies) within 60 days of the Purchase Date on which such Government Receivable is sold to the Issuer or (C) accrued fixed fees, award fees, general and administrative expenses or overhead expenses which arose under a Contract;

          (iv) which is an "account" or a "general intangible" as defined in the UCC, but only to the extent that it constitutes rights fully earned by performance;

          (v) is denominated and payable only in United States dollars;

          (vi) which arose under a Contract which has been duly authorized and is in full force and effect and which, together with such Contract, constitutes the legal, valid and binding obligation enforceable against such Obligor in accordance with its terms and is not the subject of, as of the Purchase Date on which such Receivable is sold to the Issuer, any material dispute, asserted offset, counterclaim or defense;

          (vii) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect;

         (viii)   which, with respect to accrued and unbilled
     Receivables described in clauses (iii)(B) and (C) above, arose under a Contract as to which the related Seller has been performing for at least thirty days prior to the Purchase Date on which such Receivable is sold to the Issuer; and

         (ix)     as to which, with respect to any Government
     Subcontract Receivable arising under such Subcontract, if it relates to an Obligor which is under the protection of a bankruptcy court, such bankruptcy court has approved payment by such Obligor under the related Contract to the related Seller.

     (b)     At any time, any Commercial Receivable:

             (i)     which is not a Defaulted Receivable;

             (ii)     which is not a Disputed Receivable;

             (iii) which represents amounts payable for services performed or costs incurred under a Contract which have been billed to the related Obligor;

             (iv) which is an "account" or a "general intangible" as defined in the UCC, but only to the extent that it constitutes rights fully earned by performance;

             (v) is denominated and payable only in United States dollars;

             (vi) which arose under a Contract which has been duly authorized and is in full force and effect and which, together with such Contract, constitutes the legal, valid and binding obligation of the Obligor of such Receivable enforceable against such Obligor in accordance with its terms and is not the subject of, as of the Purchase Date on which such Receivable is sold to the Issuer, any material dispute, asserted offset, counterclaim or defense whatsoever (except the discharge in bankruptcy of such Obligor);

            (vii) which, together with the Contract related thereto, does not contravene in any material respect any laws, rules or regulations applicable thereto and with respect to which no party to the Contract related thereto is in violation of any such law, rule or regulation in any material respect; and

           (viii) as to which, if it relates to an Obligor which is under the protection of a bankruptcy court, such bankruptcy court has approved payment by such Obligor under the related
     Contract to the related Seller.

     ESOP: The Company's Employee Stock Ownership Plan, including the trust fund established thereby.

     Event of Default:  The meaning specified in Section 5.01.

     Excess Cash: With respect to each Determination Date, the amount, if any, by which the Aggregate Collateral Balance, less the Stated Value of any Excluded Receivables, exceeds the level required to maintain the Collateral Value Ratio at 1.00 as of the last day of the preceding Determination Period.

     Excluded Receivables:  As of any date of determination:

            (a)  all Receivables which are Defaulted Receivables;

            (b)  all Receivables which are Disputed Receivables;

            (c)  all Receivables which are Ineligible
     Receivables;

            (d) the excess of (i) the aggregate Stated Value of all Receivables, or any specified portion of Receivables, which are outstanding more than 120 days from their respective billing dates over (ii) in the case of Commercial Receivables, 7% of the Aggregate Collateral Balance on such date of determination, and in the case of Government Receivables together with Government Subcontract Receivables, 3%, of the Aggregate Collateral Balance as calculated on each Determination Date;

            (e) all Commercial Receivables or Government Subcontract Receivables of an Obligor when the aggregate Stated Value of Disputed Receivables and Ineligible Receivables due from such Obligor exceeds 25% of the aggregate Stated Value of all Receivables due from such Obligor; and

           (f) (i) on each Determination Date only and with respect to each Government Contract and Government Subcontract, the excess, if any, of the aggregate Stated Value of all Government Receivables and Government Subcontract Receivables accrued and unbilled under such Contract as of the last day of the preceding Determination Period, less the aggregate Stated Value of Government Receivables and Government Subcontract Receivables billed under such Contract since the last day of such preceding Determination Period, over the amount of Permitted Accrued Receivables for such Government Contract and Government Subcontract and (ii) if after giving effect to the limita tion set forth in (i), the total allowable accrued and unbilled Government Receivables and Government Subcontract Receivables under all Contracts and Subcontracts with the Government exceeds 40% of the Aggregate Collateral Balance as of the last day of the preceding Determination Period, those Receivables in excess of 40%; and (iii) if after giving effect to the limitations set forth in (i) and (ii) above, the total allowable accrued and unbilled Government Subcontract Receivables under all Government Subcontracts exceeds 5% of the Aggregate Collateral Balance as of the last day of the preceding Determination Period, those Government Subcontract Receivables in excess of 5%.

     GAAP:   Generally Accepted Accounting Principles applied on
a basis consistent with the Company's financial statements as set forth in its Form 10-K.

     Government: The federal government of the United States of America or any department, division, agency or instrumentality thereof.

     Government Contract:   Any Contract the Obligor on which is
the Government.

     Government Receivable:  Any Receivable under a Government
Contract, or any Receivable the payment of which is an obligation of or is funded by the Government.

     Government Subcontract:  A Contract between a Seller and a
Prime Contractor, through which the Seller is acting as a subcontractor to the Government, and where the Seller is not itself in privity of contract with the Government.

     Government Subcontract Receivable:  Any Receivable under a
Government Subcontract.

     Grant: To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a first priority security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Receivables shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, includ ing without limitation, the immediate continuing right to collect and receive payments in respect of the Receivables; provided, however, that a Grant of Government Receivables does not include the right of a Seller to enforce a claim for payment of such Receivables under the related Contract.

     Guarantee: The General Guarantee Agreement, dated as of the Closing Date, by the Company in favor of the Issuer and the Trustee.

     Holder or Noteholder: The Person in whose name a Note is registered in the Note Register.

     Implied Rating: An Obligor with respect to Commercial Receivables will have an "Implied Rating" if it meets one of the following conditions as so certified by the Servicer to the
Trustee: (i) if any debt securities of such Obligor are rated by Standard & Poor's Corporation the Implied Rating will be equal to the senior unsecured debt rating of such Obligor, (ii) if the debt obligations of such Obligor are not rated by Standard & Poor's Corporation, but such obligations are guaranteed by a holding company, an Affiliate or other entity which has a senior unsecured debt rating from Standard & Poor's Corporation, the Implied Rating will be equal to such senior unsecured rating or
(iii) if such Obligor is a Non-U.S. Obligor whose debt obligations are not rated by Standard & Poor's Corporation, but such obligations are either guaranteed by the related national government or a majority of its stock is owned by such national government, the Implied Rating of such Obligor will be equal to the Standard & Poor's Corporation rating of such related national government.

     Indenture: This instrument as supplemented or amended. All references in this instrument to designate "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

     Independent: When used with respect to any specified Person means such a Person, who (a) is in fact independent of the Issuer and any other obligor upon the Notes or a Related Person of the Issuer or such other obligor, (b) does not have any direct finan cial interest or any material indirect financial interest in the Issuer or in any such other obligor or in a Related Person of the Issuer or such other obligor, and (c) is not connected with the Issuer or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by Issuer Order and approved by the Trustee and the Required Holders in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning thereof.

     Ineligible Receivable: Any Receivable as to which a breach, on any date, of any representation or warranty set forth in
Section 4.02 of the Sale and Purchase Agreement has occurred and is continuing.

     Interest Coverage Ratio:   For any period, (a) Consolidated
EBDAIT, divided by (b) Consolidated Net Cash Interest Expense.

     Issuer: Dyn Funding Corporation, a Delaware corporation, unless a successor Person shall have become the Issuer pursuant to the applicable provisions of this Indenture, and thereafter
"Issuer" shall mean such successor Person.

     Issuer Officer:  The Chairman of the Board of Directors, the
President or any Vice President of the Issuer.

     Issuer Order and Issuer Request: A written order or request signed in the name of the Issuer by an Issuer Officer and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary, or an Assistant Secretary, and delivered to the Trustee.

     Lien: Any lien, mortgage, security interest, pledge, charge, equity, encumbrance or right of any kind whatsoever
(except any lien, mortgage, security interest, pledge, charge, equity, encumbrance or right of any kind granted under the Sale and Purchase Agreement) with respect to the Receivables.

     Lockbox Account: Each lockbox account established and maintained by the Issuer with a depositary institution solely in the name of the Trustee.

     Lockbox Bank: Each depositary institution with which a Lockbox Account is maintained.

     Lockbox Notices: The collective reference to the notices by each Seller to the depository institution with which such Seller maintains its Seller's Lockbox authorizing control by the Trustee of such Seller's Lockbox in the event of the removal or resigna tion of the Company as Servicer.

     Mandatory Redemption: A redemption by the Issuer of all of the Notes pursuant to Section 11.02(b).

     Mandatory Redemption Level:  A Collateral Value Ratio of
0.95.

     Net ESOP Contributions: For any period (a) cash contributions to the ESOP, but only to the extent that such contributions are repaid by the ESOP to the Company in the form of either (i) cash payments under loan agreements between the Company and the ESOP, or (ii) cash proceeds from the sale of the Company's common stock to the ESOP, plus (b) to the extent expensed, the fair market value of the Company's common stock contributed to the ESOP, less (c) the amount of principal payments pursuant to third party ESOP related financing agreements, but excluding the payment of approximately $31,941,502.43 to retire the ESOP related Term Loan under the March 2, 1988 Credit Agreement among the Company, various banks and Bankers Trust Company (as Agent) made contemporaneously with the Closing Dates, all determined on a consolidated basis in accordance with GAAP.

     Non-Amortization Period: The period from the Closing Date to the close of business on the Payment Date preceding the Amortization Date.

     Non-U.S. Obligor:  An Obligor on a Contract relating to
Commercial Receivables that maintains its principal place of business outside the United States of America.

     Note Interest Payment: The total amount of interest payable on the Notes on any Payment Date, as specified in the form of Notes.

     Note Interest Rate:  8.54% per annum.

     Note Payments: The total amount of principal and interest payable on the Notes on any Payment Date, as specified in the forms of Notes.

     Note Principal Balance: With respect to any Note on any date of determination, the principal balance thereof on the date of initial issuance minus all amounts distributed to the Noteholders as of such date in respect thereof on account of principal.

     Note Purchase Agreement: The Note Purchase Agreement dated the date hereof by and among the Issuer, the Company and the Purchasers, as it may be supplemented or amended.

     Note Register and Note Registrar: The respective meanings specified in Section 2.05.

     Noteholder or Holder: The Person in whose name a Note is registered in the Note Register.

     Notes: Any notes authorized by, and authenticated and delivered under, this Indenture.

     Obligor: Each Person who is obligated to pay for merchandise or services pursuant to a Contract, including any guarantor thereof and, in the case of a Government Subcontract, the related Prime Contractor.

     Officer: With respect to any corporation, the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of such corporation.

     Officer's Certificate: For any Person, a certificate delivered to the Trustee that has been signed on behalf of that Person by an individual who is identified in that certificate as being an Officer of that Person or any other individual autho rized to execute the certificate.

     Opinion of Counsel: A written opinion of an attorney at law admitted to practice before the highest court of any state of the United States or the District of Columbia or a law firm that may, except as otherwise expressly provided in this Indenture, be counsel for the Issuer and who shall be satisfactory to the Trustee and the Required Holders. Whenever an Opinion of Counsel is required hereunder, such opinion may rely on opinions of other counsel who are so admitted, provided, any such other opinion expressly permits such reliance.

     Optional Redemption: A redemption by the Issuer of all of the Notes pursuant to Section 11.01.

     Outstanding: As of any date of determination, "Outstanding" refers to all Notes theretofore authenticated and delivered under this Indenture except:

          (a) Notes theretofore canceled by the Note Registrar or delivered to the Note Registrar for cancellation;

          (b) Notes or portions thereof for which payment or redemption money in the necessary amount has been thereto fore deposited pursuant to Section 4.01 with the Trustee or any Paying Agent (other than the Issuer) in trust or set aside and segregated in trust by the Issuer for the Holders of such Notes; provided that, if such Notes or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture;

          (c)  Notes in exchange for or in lieu of which other
     Notes have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Notes are held by a holder in due course; and

          (d) Notes alleged to have been destroyed, lost or stolen for which replacement Notes have been issued as provided in Section 2.06;

provided that, in determining whether the Holders of the requisite principal amount of the Outstanding Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Notes owned by the Issuer or any other obligor upon the Notes or any Related Person of the Issuer or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Trustee Officer knows to be so owned shall be so disregarded. Notes so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Notes and that the pledgee is not the Issuer or any other obligor upon the Notes or any Related Person of the Issuer or such other obligor.

     Outstanding Note Principal Balance: As of the time of reference thereto, the unpaid principal amount of the Notes
Outstanding as of such time of reference.

     Paying Agent: Any Person authorized by the Issuer to pay the principal of or interest on any Notes on behalf of the Issuer.

     Payment Date: The 30th day of each month (except that Payment Dates in the month of February shall be the last day of such month), or, if such day is not a Business Day, the next succeeding Business Day, commencing on January 30, 1992.

     Permitted Accrued Receivables: As to any Determination Date and any Government Contract or Government Subcontract, an amount equal to the product of (A) 60 and (B) the Average Daily Revenue for such Government Contract or Government Subcontract; provided, that the related Seller has performed services, incurred costs or completed work under such Government Contract or Government Subcontract during the period for which such Average Daily Revenue was calculated.

     Person: Any individual, corporation, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     Primary Contract List: The list of Obligors on Contracts relating to Commercial Receivables and Government Subcontract Receivables delivered to the Trustee by the Issuer on the Closing Date and held by the Trustee, as such list may be amended from time to time as provided in Section 7.06. The initial Primary Contract List is attached hereto as Schedule D.

     Prime Contractor: In the case of a Government Subcontract, the Person other than a Seller, which is in privity of contract with the Government.

     Principal Distribution Amount: With respect to each Payment Date during the Amortization Period, the excess of (a) all amounts on deposit in the Collection Account representing Col lections on the Receivables received from and including the next preceding Determination Date (or, in the case of the Amortization Date, from and including the first day of the Amortization Period) through the day immediately preceding such current Determination Date, including reinvestment income thereon, and any other amounts on deposit in the Collection Account and the Distribution Account over (b) the sum of the amounts payable on such Payment Date in respect of (i) all interest due on the Notes, (ii) the amount payable pursuant to any Special Redemption or Mandatory Redemption, (iii) any amounts to be deposited in the Reserve Fund pursuant to Section 9.02(e) and (iv) the Servicing Fee plus any previously unpaid Servicing Fee.

     Proceeding: Any suit in equity, action at law or other judicial or administrative proceeding.

     Purchase Date: Each date on which any Receivable is purchased by the Issuer pursuant to the terms of any Sale and Purchase Agreement.

     Purchase Price: The Purchase Price for each Receivable being purchased on any Purchase Date, determined as set forth in
Section 2.01 of each Sale and Purchase Agreement.

     Purchasers: The purchasers of the Notes pursuant to, and identified in, the Note Purchase Agreement.

     Qualified Bank: A bank having long term unsecured debt obligations rated "A" or higher by Standard & Poor's Corporation. For purposes of the next preceding sentence, a bank shall be deemed to have long term unsecured debt obligations rated "A" or higher by Standard & Poor's Corporation if such bank is the principal subsidiary of a bank holding company and the long term unsecured debt obligations of such bank holding company are currently rated "A" or higher by Standard & Poor's Corporation.
A bank shall be deemed the principal subsidiary of a bank holding company if the bank's net worth exceeds 66-2/3% of the consoli dated net worth of such bank holding company.

     Rating Agencies:  Collectively, Standard & Poor's
Corporation and Duff & Phelps Credit Rating Co.

     Receivable: All right to payments from an Obligor under a Contract listed on the Contract Schedule for such amounts which have been purchased by the Issuer from time to time pursuant to a Sale and Purchase Agreement, whether constituting an account or general intangible, including the right to payment of any interest or finance charges and other obligations of such Obligor with respect thereto. The term Receivables includes Commercial Receivables, Government Subcontract Receivables and Government Receivables and excludes that portion of any Receivable (i) that has been repurchased or substituted for by a Seller pursuant to
Section 4.04 or 4.05 of the related Sale and Purchase Agreement and (ii) as to which all amounts payable have been collected by the Servicer.

     Receivables Information: Any information provided in writing by an Authorized Officer of the Sellers under the Sale and Purchase Agreements to the Purchasers.

     Receivable Schedule: The schedule attached as Schedule B hereto and setting forth the following information as of the Cut-off Date:

          (a)     With respect to Commercial Receivables:

                  (i)    the name of each Obligor;

                  (ii)   the aggregate Stated Value of the
          Receivables of each Obligor; and

                  (iii)  the invoice number of each Commercial
          Receivable.

          (b)      With respect to Government Receivables:

                   (i)     identification of each Government Contract;

                   (ii) the aggregate amount of billed Receivables for each Government Contract;

                   (iii)   the aggregate amount of accrued and
          unbilled Receivables for each Government Contract; and

                   (iv)    the Average Daily Revenue for each
          Government Contract.

         (c)       With respect Government Subcontract Receivables:

                   (i) identification of each Government Subcontract and the related Prime Contractor;

                   (ii) the aggregate amount of billed Receivables for each Government Subcontract;

                   (iii)   the aggregate amount of accrued and
          unbilled Receivables for each Government Subcontract; and

                   (iv)    the Average Daily Revenue for each
          Government Subcontract.

         (d) A calculation of the Collateral Value Ratio, including a statement of the amount of cash to be deposited into the Collection Account pursuant to Section 3.01(k) in order to produce a Collateral Value Ratio of 1.00 as of the Cut-off Date.

     Record Date: With respect to the Notes, the date on which the Holders of Notes entitled to receive the payment due on the Notes on the next succeeding Payment Date are determined, such date as to any Payment Date being the fifteenth day of the month in which such Payment Date occurs, or would occur but for the 30th day of such month not being a Business Day.

     Redemption Date: With respect to the Called Principal of any Note, the date on which such Called Principal is declared to be due and payable pursuant to a Redemption or an acceleration of maturity pursuant to Section 5.02. With respect to a Special Redemption or Mandatory Redemption, the Redemption Date shall be the Payment Date next succeeding the Determination Date on which such Special Redemption or Mandatory Redemption is determined to be required.

     Redemption Price: With respect to any Note to be redeemed pursuant to a Special Redemption, Mandatory Redemption or Optional Redemption by the Issuer, 100% of the Outstanding Note Principal Balance of the Notes to be redeemed together with accrued and unpaid interest thereon to the applicable Redemption Date plus, in the case of an Optional Redemption, Special Redemption or Mandatory Redemption, the applicable Yield Maintenance Premium.

     Registered Holder: The Person whose name appears on the Note Register as the registered holder of a Note.

     Reinvestment Yield: With respect to the Called Principal of any Note, the sum of (A) the yield to maturity implied by (i) the yields reported, as of 10:00 A.M. (New York City time) on (a) with respect to an Optional Redemption, the 16th Business Day preceding the Redemption Date with respect to such Called Principal and (b) with respect to a Special Redemption, Mandatory Redemption or an acceleration pursuant to Section 5.02(c), the Business Day next preceding the Redemption Date with respect to such Called Principal, on the display designated as "Page 678" on the Telerate Service (or such other display as may replace Page 678 on the Telerate Service) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Redemption Date, or (ii) if such yields shall not be reported as of such time or the yields reported as of such time shall not be ascertainable, the Treasury Constant Maturity Series yields reported, for the latest day for which such yields shall have been so reported as of (a) with respect to an Optional Redemption, the 16th Business Day preceding the Redemption Date with respect to such Called Principal and (b) with respect to a Special Redemption, Mandatory Redemption or an acceleration pursuant to Section 5.02(c), the Business Day next preceding the Redemption Date with respect to such Called Principal, in Federal Reserve Statistical Release
H.15 (519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Redemption Date and (B) with respect to an Optional Redemption, 0%, with respect to a Special Redemption, a Mandatory Redemption pursuant to Section 11.02(b) and with respect to an acceleration pursuant to Section 5.02(c), 0.50% and with respect to a Mandatory Redemption pursuant to Section 11.02(c), 1.00%. Such implied yield in (A) above shall be determined, if necessary, by
(a) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (b) interpolating linearly between reported yields.

     Related Person: With respect to any Person, any trade or business, whether or not incorporated, which, together with such Person, is under common control, as described in Section 414(b) or (c) of the Code.

     Remaining Average Life:  With respect to the Called
Principal of any Note, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (i) such Called Principal into (ii) the sum of the products obtained by multiplying (a) each Remaining Scheduled Payment of such Called Principal (but not of interest thereon) by (b) the number of years (calculated to the nearest one-twelfth year) which will elapse between (x) with respect to an Optional Redemption, the 15th Business Day prior to the Redemption Date with respect to such Called Principal and (y) with respect to a Special
Redemption or Mandatory Redemption, the Redemption Date with respect to such Called Principal and the Amortization Date.

     Remaining Scheduled Payments: With respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due on or after the Redemption Date with respect to such Called Principal if no payment of such Called Principal were made prior to the Amortization Date and assuming such Called Principal is paid in full on the Amortization Date.

     Repurchase Date:  The date determined as described in
Section 4.04 of the Sale and Purchase Agreement.

     Repurchase Price:  The amount calculated as described in
Section 4.04 of the Sale and Purchase Agreement.

     Required Holder(s): As of any date of determination, the Registered Holder or Registered Holders of at least 66-2/3% of the Outstanding Note Principal Balance at such time.

     Required Reserve Balance:  With respect to any Payment Date,
3% of the initial Note Principal Balance.

     Reserve Fund:  The fund established pursuant to Section
9.08.

     Responsible Officer: Any officer of the Issuer, the Servicer or a Seller who is familiar with, and customarily performs functions relating to, the Issuer's, the Servicer's or a Seller's obligations under the Indenture, the Servicing Agreement and the Sale and Purchase Agreements, as the case may be.

     Retainages: Amounts to be contractually withheld by an Obligor pursuant to an underlying Contract.

     Sale:  The meaning specified in Section 5.16.

     Sale and Purchase Agreement: Each Sale and Purchase Agree ment, substantially in the form of Exhibit E hereto, between the Issuer and a Seller whereby the Receivables securing the Notes are sold by such Seller to the Issuer.

     Scheduled Principal Debt: The amount of principal scheduled to be due but not yet paid, on indebtedness of the Company and its subsidiaries on a consolidated basis, including amounts due by reason of acceleration. Indebtedness shall include notes, debentures, capitalized lease obligations, mortgages and other obligations recorded as notes payable or debt in the Company's financial statements, all as determined in accordance with GAAP; provided, however, that all amounts due under (i) term loans, letters of credit, revolving credit facilities, and lines of credit due to banking institutions and (ii) the Notes shall be excluded, unless payment of such amounts has been accelerated as a result of a default by the Company under the related agreements.

     Seller: Each of the Company and any majority-owned subsidiaries of the Company that (a) enters into Sale and Purchase Agreements following the Closing Date, each being party to a Sale and Purchase Agreement and (b) the obligations of which, pursuant to the Guarantee, are guaranteed by DynCorp. Major divisions of a Seller will be deemed to be Sellers, provided that such divisions will not enter into separate Sale and Purchase Agreements.

     Seller's Lockbox: Each lockbox account established and maintained by a Seller or the Servicer in its own name with a depository institution.

     Servicer: DynCorp, or any successor thereto, in its capacity as Servicer pursuant to the Servicing Agreement.

     Servicing Agreement: The Servicing Agreement dated as of the date hereof by and among the Issuer, the Trustee and the Servicer, as it may be supplemented or amended.

     Servicing Fee: With respect to each Payment Date, an amount equal to one-twelfth of one percent of the aggregate Stated Value of all Eligible Receivables as of the end of the preceding
Determination Period.

     Special Redemption: A redemption by the Issuer of the Notes pursuant to Section 11.02(a).

     Stated Maturity: With respect to any Note, the date specified in such Note as the fixed date on which the final installment of the principal of such Note is due and payable.

     Stated Value: (a) As to any Receivable that has been billed, the amount billed (net of any Retainages under the re lated Contract) for services rendered, cost incurred or work completed pursuant to the related Contract, (b) as to any Government Receivable or Government Subcontract Receivable that is accrued and unbilled, including any accrued fixed fee, award fee, general and administrative expense and overhead expense, the amount which has been determined with respect to a Determination Period, and without regard to the 0.15 discount under clause
(c)(iii) below, and (c) as to that portion of a Government Receivable or Government Subcontract Receivable that is accrued and unbilled (other than amounts in (b) above), the product of
(i) the Average Daily Revenue for the related Contract, (ii) the number of Calendar Days since the Purchase Date on which accrued and unbilled Government Receivables arising under such Contract were last sold to the Issuer (taking into account any adjustment to the related Average Daily Revenue during such period) and
(iii) 0.85; provided, that on each Determination Date, the Stated Value of accrued and unbilled Government Receivables and Government Subcontract Receivables, as determined in clause (c) above shall be the actual amount of such accrued and unbilled Re ceivables as of the last day of the preceding Determination Period as determined by the Seller on such current Determination Date, without regard to the 0.15 discount under clause (c)(iii) above.

     Successor Servicer: Any servicer appointed by the Issuer or the Trustee pursuant to Section 5.03 of the Servicing Agreement.

     Trust Estate: All money, instruments and other property subject or intended to be subject to the lien of this Indenture, pursuant to the Granting Clauses of this Indenture, for the benefit of the Holders of the Notes as of any particular time (including, without limitation, all property and interests Granted to the Trustee in this Indenture) and all right, title and interest of the Trustee in, to and under the Servicing Agreement, each Sale and Purchase Agreement and all money and property received or receivable by the Trustee pursuant thereto or otherwise in respect of the Receivables and Eligible Invest ments, including all proceeds thereof.

     Trustee: Bankers Trust Company, a New York State banking corporation, or its agents, attorneys, custodians or nominees unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

     Trustee Officer: With respect to the Trustee, any officer within the Corporate Trust office of the Trustee, including any vice-president, assistant vice-president, secretary, assistant secretary or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and, with respect to a particular matter, any other officer or to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

     UCC: The Uniform Commercial Code as in effect in the rele vant jurisdiction.

     Vice President: Any vice president, irrespective of whether such title is modified by any other forms preceding or following.

     Yield Maintenance Premium: With respect to any Note, as of the related Redemption Date, a premium equal to the excess, if any, of the Discounted Value of the Called Principal of such Note over the sum of (i) such Called Principal plus (ii) interest accrued thereon as of (including interest due on) such Redemption Date with respect to such Called Principal. The Yield-Maintenance Premium shall in no event be less than zero.


                          ARTICLE TWO

                           NOTE FORM

Section 2.01.  Form Generally.

     The Notes and the Trustee's certificate of authentication shall be in substantially the form set forth in this Article with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification, as may, consistently herewith, be determined by the Officers of the Issuer executing such Notes, as evidenced by their execution of such Notes. Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.

     The definitive Notes shall be typewritten, printed, litho graphed or engraved or produced by any combination of these methods, all as determined by the Officers of the Issuer execut ing such Notes, as evidenced by their execution of such Notes.

Section 2.02.  Form of Notes.

     The Notes shall be substantially in the form set forth as Exhibit A.

Section 2.03.  Denominations.

     The Notes shall be issuable in registered certificated form, in the minimum principal amount of $500,000 and integral multiples of $100,000 in excess thereof, provided that one Note may be issued in such denomination as may be necessary to represent the remainder of the Note Principal Balance.

Section 2.04.  Execution, Authentication, Delivery and Dating.

     The Notes shall be executed by manual signature on behalf of the Issuer by its President or one of its Vice Presidents.

     Notes bearing the manual signature of an individual who was at any time a proper Officer of the Issuer shall bind the Issuer, notwithstanding the fact that such individual has ceased to hold such offices prior to the authentication and delivery of such Notes or did not hold such offices at the date of issuance of such Notes.

     At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Trustee for authentication; and the Trustee shall authenticate and deliver such Notes as in this Indenture provided and not otherwise.

     Notes which are authenticated and delivered by the Trustee to or upon the order of the Issuer on the Closing Date shall be dated the Closing Date. All other Notes which are authenticated after the Closing Date for any other purpose hereunder shall be dated the date of their authentication.

     No Note shall be entitled to any benefit under this Inden ture or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substan tially in the form provided for herein executed by the Trustee by manual signature, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.05.   Registration, Registration of Transfer and Exchange.

     The Issuer shall cause to be kept a "Note Register" in which, subject to such reasonable regulations as it may prescribe, the Issuer shall provide for the registration of Notes and the registration of transfers of Notes. The Trustee is hereby initially appointed "Note Registrar" for the purpose of registering Notes and transfers of Notes as herein provided.

     If a Person other than the Trustee is appointed by the Issuer as Note Registrar, the Issuer will give the Trustee prompt written notice of the appointment of a Note Registrar and of the location, and any change in the location, of the Note Register, and the Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof and the Trustee shall have the right to rely upon a certificate executed on behalf of the Note Registrar by an Officer thereof as to the names and addresses of the Holders of the Notes and the principal amounts and numbers of such Notes.

     Upon surrender for registration of transfer of any Note in certificated form at the office or agency of the Issuer to be maintained as provided in Section 8.02, the Issuer shall execute, and, upon an Issuer Order, the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Notes of any authorized denominations of a like aggregate principal amount.

     At the option of the Holder, Notes may be exchanged for other Notes in any authorized denominations and of the like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Issuer. Whenever any Notes are so surrendered for exchange, the Issuer shall execute, and upon an Issuer Order, the Trustee shall authenticate and deliver, the Notes that the Noteholder making the exchange is entitled to receive.

     All Notes issued upon any registration of transfer or exchange of Notes shall be the valid obligations of the Issuer, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

     Every such Note presented or surrendered for registration of transfer or exchange shall (if so required by the Issuer or the Trustee) be duly endorsed, or be accompanied by a written instru ment of transfer in form satisfactory to the Issuer and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing, and by such other documents as the Trustee may reasonably require, provided that the Trustee shall not require legal opinions in connection with any such transfer or exchange.

     No service charge shall be made to a Holder for any registra tion of transfer or exchange of Notes, but the Issuer may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

Section 2.06.  Mutilated, Destroyed, Lost or Stolen Notes.

     If (a) any mutilated Note is surrendered to the Trustee, or the Issuer and the Trustee receive evidence to their reasonable satisfaction of the destruction, loss or theft of any Note (the written statement of an institutional Noteholder shall be deemed satisfactory for such purpose), and (b) there is delivered to the Issuer and the Trustee such security or indemnity as may be required by them to save each of them harmless (the unsecured agreement of indemnity of an institutional Noteholder shall be deemed satisfactory for such purpose), then, in the absence of notice to the Issuer or the Note Registrar that such Note has been acquired by a bona fide purchaser, the Issuer shall execute and upon an Issuer Order the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a new Note of the same tenor and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or shall be about to become due and payable, or shall have been selected or called for redemption, instead of issuing a new Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.

     Upon the issuance of any new Note under this Section, the Issuer may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

     Every new Note issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Note shall constitute an original additional contractual obligation of the Issuer, whether or not the mutilated, destroyed, lost or stolen Note shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

     The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroy ed, lost or stolen Notes.

Section 2.07. Payment of Principal and Interest; Principal and Interest
              Rights Preserved.

     (a) The Notes shall bear interest from the Closing Date until paid at the Note Interest Rate. Thirty days of interest shall be due and payable on each Payment Date (other than the first and, if applicable, last Payment Date) on the Note Principal Balance of the Notes, determined as of the Closing Date with respect to the first Payment Date, and thereafter, the preceding Payment
Date (after giving effect to any principal payment made on such Notes on such date). Interest will be calculated on the basis of a 360 day year consisting of 12 months of 30 days each. If the amount available in the Distribution Account is insufficient to pay the amount of interest due and payable on the Notes on any Payment Date, such shortfall will be carried forward and added to the amount due on such Notes on the next Payment Date. Any such amount carried forward will bear interest, to the extent legally permissible, at a rate per annum which shall be equal to 200 basis points in excess of the greater of (i) the Note Interest
Rate and (ii) the prime rate announced by Bankers Trust Company in effect on the Payment Date on which such shortfall first accrued.

     (b) The principal of the Notes shall be payable on the Amortization Date and each Payment Date thereafter, to the extent of the amount available after payment of all interest payable on the Notes, to the extent that funds remain in the Collection Account, as provided in Section 9.02 herein.

    (c) Payments on the Notes shall be made by the Trustee by wire transfer of immediately available funds to the account of the Person entitled thereto at a bank or other entity having appropriate facilities therefor if such Person shall have so notified the Trustee in writing by the Record Date immediately prior to such Payment Date and is the registered owner of Notes in the initial aggregate principal amount equal to or in excess of $500,000. The final installment of principal of and interest on each Note (or the Redemption Price thereof in the case of a Note called for Optional Redemption) shall be payable on or after its Stated Maturity. The Trustee shall notify the Person in whose name a Note is registered at the close of business on the twenty-fifth day of the month next preceding the month of the Payment Date on which the Issuer expects that the final installment of principal of and interest on such Note will be paid. Such notice shall be mailed no earlier than the sixtieth day, and no later than the thirty-fifth day (or, in the case of a final Payment Date occurring in the month of February, the thirty-third day), prior to such Payment Date. Within 30 days after the final installment of principal of and interest on each Note (or the Redemption Price thereof in the case of a Note called for Optional Redemption), the Holders will return the Notes to the Issuer.

    (d) The Holders of the Notes as of the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable and principal payable on such Payment Date. Payments of principal to such Holders shall be made in the proportion that the unpaid principal balance of the Notes registered in the name of each such Holder on such Record Date bears to the aggregate unpaid principal balance of all the Notes on such Record Date.
All payment obligations under a Note are discharged to the extent such payments are made to the Holder of record.

    (e) Each Note delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Note shall carry the rights to unpaid interest and principal that were carried by such other Note.

Section 2.08.   Persons Deemed Owners.

     Prior to due presentment for registration of transfer of any Note, the Issuer, the Trustee and any agent of the Issuer or of the Trustee may treat the Person in whose name any Note is regis tered as the owner of such Note for the purpose of receiving payments of principal, premium, if any, and interest on such Note and for all other purposes whatsoever, (whether or not such Note is overdue), and neither the Issuer, the Trustee nor any agent of the Issuer or the Trustee shall be bound by notice to the contrary.

Section 2.09.  Cancellation.

     All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Issuer may at any time deliver to the Trustee for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by the Trustee. No Notes shall be authenti cated in lieu of or in exchange for any Notes canceled as pro vided in this Section, except as expressly permitted by this Indenture. All canceled Notes held by the Trustee shall be destroyed unless the Issuer shall direct by a timely Issuer Order that they be returned to it.

Section 2.10.  Purchase of Notes by the Issuer.

     If the Issuer or any Affiliate of the Issuer offers to purchase Notes, the Issuer must make such offer to all Noteholders pro rata in proportion to the Note Principal Balance held by each Noteholder.



                         ARTICLE THREE

              AUTHENTICATION AND DELIVERY OF NOTES

III. 01.  General Provisions.

     The aggregate amount of Notes that may be authenticated and delivered under this Indenture is limited to $100,000,000, except for Notes authenticated and delivered upon registration and transfer of, or in exchange for, or in lieu of, other Notes pursuant to Section 2.05 or 2.06.

     Notes complying with the foregoing requirements may be executed by the Issuer and delivered to the Trustee for authentication and thereupon the same shall be authenticated and deliver ed by the Trustee upon Issuer Request and upon receipt by the Trustee on the Closing Date of the following:

          (a) an Officer's Certificate from the Issuer: (i) evidencing the authorization of the execution, authentication and delivery of the Notes and specifying the Stated Maturity, aggregate principal amount and Note Interest Rate of the Notes to be authenticated and delivered; (ii) certifying the Certificate of Incorporation and Bylaws of the Issuer (copies of which are attached); (iii) stating that no approval, authorization, consent, order, registration, qualification, license or permit of or with any court or governmental agency or body (other than those that have already been obtained, copies of which are attached) is required for the execution and delivery of the Notes, or the execution, delivery and performance of the Indenture, by the Issuer; and (iv) stating that the issuance of the Notes will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Issuer's articles of incorporation or bylaws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Issuer is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Issuer is a party or by which it may be bound or to which it may be subject;

          (b) a Board Resolution of the Issuer authorizing the execution, performance and delivery of the Indenture and the execution, authentication by the Trustee and delivery of the Notes and specifying the Stated Maturity and principal amounts of Notes to be authenticated and delivered, certified by the secretary or assistant secretary of the Issuer, which certificate shall state that such Board Resolution has not been amended, modified, revoked or rescinded as of the date of such certification;

         (c)     [reserved];

         (d)     evidence of the good standing of the Issuer;

         (e) an Opinion of Counsel to the Issuer dated not earlier than such Issuer Request, to the effect set forth in Exhibit C hereto;

         (f) an Accountant's Certificate (1) confirming the information with respect to the Receivables set forth in Schedule B by reference to sources provided by the Company and (2) specifying procedures undertaken by them to review data and computations relating to the following statements and confirming that the following statements are accurate:

                 (i) as of the Cut-off Date the aggregate Stated Value of all Receivables included in the Trust Estate, valued at the applicable Collateral Value Percentage, together with any amount required to be deposited in the Collection Account pursuant to
          Section 3.01(k) is sufficient to produce a Collateral Value Ratio of not less than 1.00; and

                 (ii) as of the Cut-off Date the composition of the Receivables included in the Trust Estate satisfies the requirements of Section 2.02(j)(i)-(vi), (k) and (l) of the Sale and Purchase Agreement.

          (g) an Officer's Certificate from the Issuer, dated as of the date of such Issuer Request, to the effect (which may be combined with the Officer's Certificate required by Section 3.01(a) hereof) that, in the case of each Contract securing the Notes and immediately prior to the delivery thereof on the Closing Date:

                  (i) the Issuer is the owner of such Receivables arising under such Contract;

                  (ii) the Issuer has not assigned any interest or participation in such Receivable (or, if any, such interest or participation has been assigned, it has been released);

                  (iii) the Issuer has full right to Grant a security interest in and assign and pledge the Trust Estate to the Trustee; and

                  (iv) UCC financing statements with respect to the Trust Estate have been filed with the Secretary of State of the State of Delaware;

          (h)     an executed copy of the Servicing Agreement;

          (i)     an executed copy of each Sale and Purchase Agreement;

          (j) such other documents as the Trustee may reasonably require;

          (k) $24,399,488.23 to be deposited in the Collection Account representing the amount of cash required to result in a Collateral Value Ratio of 1.00 as of the Cut-off Date and Collections on the Receivables during the period from the Cut-off Date through the third Business Day preceding the Closing Date, which deposit shall be made from the proceeds of the sale of the Notes; and

          (l)    any required deposit to the Reserve Fund pursuant to
     Section 9.03(a), which deposit shall be made out of the proceeds of the sale of the Notes; and

          (m) an Officer's Certificate from the Issuer certifying as of the Cut-off Date the information set forth in Sections 2.02(g), 2.02(j)(i)-(vi) and 2.02(k) and (l) of the Sale and Purchase Agreements.

Section 3.02.   The Receivables.

     The Issuer represents and warrants to the Trustee that the Receivables listed on Schedule B hereof conform as of the Cut-off Date, and additional Receivables purchased by the Issuer on any Purchase Date after the Closing Date, will conform, to each of the representations and warranties contained in Section 4.02 of the applicable Sale and Purchase Agreement.

                          ARTICLE FOUR

                   SATISFACTION AND DISCHARGE

Section 4.01.   Satisfaction and Discharge of Indenture.

     This Indenture shall cease to be of further effect with respect to the Notes except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) the rights, obligations and immunities of the Trustee hereunder, and
(e) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them, and the Trustee, on demand of and at the expense of the Issuer, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

          (i) all Notes theretofore authenticated and delivered (other than (1) Notes which have been destroyed,lost or stolen and which have been replaced, or paid as provided in Section 2.06, and (2) Notes for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Issuer and thereafter repaid to the Issuer or discharged from such trust, as provided in Section 8.03) have been delivered to the Trustee for cancellation or an indemnity reasonably satisfactory to the Trustee on account thereof has otherwise been provided (the unsecured agreement of indemnity of the Noteholders shall be deemed satisfactory for such purpose);

          (ii) the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer with respect to the Notes; and Notes; and

          (iii) the Issuer has delivered to the Trustee an Officer's Certificate stating that all amounts payable hereunder to the Noteholders have been paid.

     Notwithstanding the satisfaction and discharge of this Inden ture, the obligations of the Issuer to the Trustee under Section
6.07 and of the Trustee to the Noteholders under Section 4.02 shall survive.

Section 4.02.  Application of Trust Money.

     All monies deposited with the Trustee pursuant to Section
4.01 shall be held in trust and applied by it, in accordance with the provisions of the Notes and this Indenture, to make payments, either directly or through any Paying Agent, as the Trustee may determine, to the Person entitled thereto of the principal and interest payable on the Notes in respect of which such money has been deposited with the Trustee.

                          ARTICLE FIVE

                     DEFAULTS AND REMEDIES

Section 5.01.  Events of Default.

     "Event of Default" with respect to any Note wherever used herein, means any one of the following events (whatever the reason for such Event of Default and whether it shall be volun tary or involuntary or be effected by operation of law or pur suant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

          (1) Default by the Issuer in the payment of any principal, interest or premium in respect of any Note when the same becomes due and payable, which Default shall continue for a period of one Business Day after the related Payment Date; or

          (2) Default in the performance, or breach, of any covenant or warranty of the Issuer in this Indenture (other than a covenant or warranty a Default in the performance of which or breach of which is elsewhere in this Section or in Article Nine specifically dealt with) or in the Servicing Agreement or a Sale and Purchase Agreement (other than those representations in Section 4.02 thereof), as applicable, that would have a material adverse effect on the interests of the Noteholders, and continuance of such Default or breach for a period of 30 days after the earlier to occur of (a) receipt by the Issuer of written notice thereof or (b) a Responsible Officer of the Issuer shall have had actual knowledge thereof; or

          (3) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Issuer a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Issuer under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Issuer or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 60 consecutive days; or

          (4) the institution by the Issuer of Proceedings to be adjudicated as bankrupt or insolvent or for the appointment of or taking possession by, a trustee, a receiver, custodian, liquidator or similar official of the Issuer, or any such proceedings are commenced against the Issuer and the Issuer by any act indicates its approval thereof, consent thereto or acquiescence therein, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law, or the consent by it to the filing of any such petition; or

          (5) any order, judgment or decree is entered in any Proceeding decreeing the dissolution of the Issuer and such order, judgment or decree remains unstayed and in effect for more than 60 days;
     or

          (6) a final judgment is rendered against the Issuer in an amount greater than $100,000 and, within 60 days after entry thereof, such judgment is not discharged or execution thereof stayed pending appeal, or within 60 days after the expiration of any such stay, such judgment is not discharged; or

          (7) the Issuer makes an assignment for the benefit of creditors or is generally not paying its debts as such debts become due; or

          (8) any representation or warranty (other than those representations in Article IV of the Sale and Purchase Agreement for which the sole remedy is the obligation to repurchase such Receivables pursuant to Section 4.04 thereof) made in writing by or on behalf of the Issuer herein or in any instrument furnished in compliance herewith or in reference to this Indenture or otherwise in connection with the transactions contemplated by this Indenture shall be false in any material respect on the date as of which made and such breach shall not have been remedied within 30 days after the earlier to occur of (a) receipt by the Issuer of written notice thereof or (b) a Responsible Officer of the Issuer shall have had actual knowledge thereof; or

          (9) the Issuer fails to perform or observe, or fails to cause to be performed or observed, any other agreement, term or condition contained herein that would have a material adverse effect on the interests of the Noteholders and such default shall not have been remedied within 30 days after the earlier to occur of (a) receipt by the Issuer of written notice thereof and (b) a Responsible Officer of the Issuer shall have had actual knowledge thereof; or

          (10) the occurrence of an event of default pursuant to Section 5.01 of the Servicing Agreement.

Section 5.02.   Acceleration of Maturity.

     (a) If an Event of Default specified in clause (3), (4) or (5) of Section 5.01 occurs, all of the Notes at the time Outstanding shall be immediately due and payable at par together with interest accrued thereon and all other accrued amounts owing under this Indenture;

     (b)     If any Event of Default other than that specified in
Section 5.02(a) occurs, the Trustee, if directed by an Act of the Required Holders, shall by notice in writing to the Issuer and the Noteholders, declare all of the Notes and other accrued amounts owing under this Indenture, to be, and all of such Notes and such other amounts owing under this Indenture shall thereupon be and become, immediately due and payable together with interest accrued on such Notes; and

     (c)     If an Event of Default specified in clause (1), (2), (8),
(9) or (10) (as to clause (10), with respect to Sections 5.01(c) and (d) only of the Servicing Agreement) of Section 5.01 occurs, the amounts payable pursuant to Section 5.02(b) shall include
Yield Maintenance Premium.

Section 5.03.   Collection of Indebtedness and Suits for Enforcement by
                Trustee

     The Issuer covenants that upon the acceleration of the maturity of the Notes pursuant to Section 5.02, the Issuer will, upon demand of the Trustee, immediately pay to the Trustee for the benefit of the Holder of each Note the whole amount then due and payable on such Note for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest pursuant to Section 2.07(a), in the order set forth in Section 5.06 herein and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

     If the Issuer fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer and collect the monies adjudged or decreed to be payable in the manner provided by law.

     If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Noteholders by such appropriate proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law.

     In case there shall be pending Proceedings relative to the Issuer under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Issuer or its property, or in case of any other comparable judicial Proceedings relative to the Issuer or the creditors or property of the Issuer, the Trustee, regardless whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Trustee shall have made any demand pursuant to the provisions of this
Section 5.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

          (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Noteholders allowed in any Proceedings relative to the Issuer or other obligor upon the Notes, or to the creditors or property of the Issuer or such other obligor,

          (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Notes in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or Person performing similar functions in comparable Proceedings, and

          (c) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Noteholders and of the Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Noteholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Noteholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

     Amounts payable to the Trustee under this section are intended to constitute Administrative Expenses. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

     In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Notes, and it shall not be necessary to make any Holders of the Notes parties to any such Proceedings.

Section 5.04.   Remedies.

     If an Event of Default shall have occurred and be continu ing, the Trustee shall, at the direction of the Required Holders, do one or more of the following:

          (a) institute Proceedings for the collection of all amounts then payable on the Notes or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Notes monies adjudged due;

         (b) sell all or a portion of the Trust Estate securing the Notes or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law; provided, that the Trustee must obtain the prior consent of all Noteholders if the proceeds of such sale are expected to be less than the Outstanding Note Principal Balance;

        (c) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate securing the Notes; and

       (d) exercise any remedies of a secured party under the UCC and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Notes hereunder.

Section 5.05.   Trustee May Enforce Claims Without Possession of Notes.

     All rights of action and claims under this Indenture or the Notes may be prosecuted and enforced by the Trustee without the possession of any of the Notes or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Notes.

Section 5.06.   Application of Proceeds.

     Any money collected by the Trustee pursuant to this Article Five shall be applied in the following order, at the date or dates fixed by the Trustee and, in the case of the distribution of the entire amount due on account of principal of and any interest on such Notes, upon presentation and surrender thereof:

          First: To the payment of any amounts due the Trustee under Section 6.07;

          Second: To the payment of the amounts then due and owing upon the Notes, first, for interest and then for principal, including interest on any principal of or accrued interest on such Notes which was not paid when due, which amounts shall bear interest as provided in the last sentence of Section 2.07(a), but only to the extent that the payment of interest on overdue interest shall be legally enforce able, plus Yield Maintenance Premium, if any;

          Third: To the payment of any unpaid amount, known to the Trustee, due other Persons in respect of expenses of the Issuer; and

          Fourth:  To the payment of any balance to the Issuer.

Section 5.07.    Limitation on Suits.

     No Holder of any Note shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Inden ture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

          (a) the Trustee has failed to declare all of the Outstanding Notes due and payable as required by Section 5.02;

          (b) such Holder has previously given written notice to the Trustee of a continuing Event of Default;

          (c) such Holder shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

          (d) such Holder has offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

          (e) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

          (f) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Required Holders;

it being understood and intended that no one or more Holders of Notes shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Notes or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Notes.

     In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Notes, each representing less than a majority of the then aggregate Outstanding amount of the Outstanding Notes, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.08. Unconditional Rights of Noteholders to Receive Principal and Interest.

     Notwithstanding any other provision in this Indenture, the Holder of any Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 5.09.  Restoration of Rights and Remedies.

     If the Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Trustee or to such Noteholder, then and in every such case the Issuer, the Trustee and the Noteholder shall, subject to any determination in such Proceed ing, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.10.  Rights and Remedies Cumulative.

     No right or remedy herein conferred upon or reserved to the Trustee or to the Noteholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter exist ing at law or in equity or otherwise. The assertion or employ ment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appro priate right or remedy.

Section 5.11.  Delay or Omission Not Waiver.

     No delay or omission of the Trustee or of any Holder of any Note to exercise any right or remedy occurring upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Noteholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Noteholders, as the case may be.

Section 5.12   Control by Noteholders.

     So long as any Notes are Outstanding, the Required Holders shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Notes or exercising any trust or power conferred on the Trustee with respect to the Notes; provided that:

          (a) the Trustee shall have the right to decline any such direction if the Trustee, being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture, and

          (b) the Trustee may take any other action deemed proper by a Trustee Officer that is not inconsistent with such direction; provided, however, that, subject to Section 6.01, the Trustee need not take any action that a Trustee Officer determines might involve the Trustee in liability or be unjustly prejudicial to the Noteholders not consenting.

Section 5.13.   Waiver of Past Defaults.

     The Required Holders may on behalf of the Holders of all the Notes waive in writing any past Default with respect to the Notes and its consequences, except a Default:

          (a) in the payment of the principal or interest in respect of any Note, or

          (b)     in respect of a covenant or provision hereof that under
     Section 10.01 (except subsection (b)(iii) thereof) cannot be modified or amended without the consent of the Holder of each Outstanding Note affected.

     Upon any such written waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 5.14.  Undertaking for Costs.

     All parties to this Indenture agree, and each Holder of any Note by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the pro visions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Noteholder, or group of Noteholders, (in compliance with Section 5.07 hereof), holding in the aggregate more than 10% in principal amount of the Outstanding Notes, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Payment Date on which any of such amounts was due (or, in the case of redemption, on or after the applicable Redemption Date).

Section 5.15.  Waiver of Stay or Extension Laws.

     The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time here after in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.16.  Sale of Trust Estate.

     (a) The method, manner, time, place and terms of any Sale of all or any portion of the Trust Estate pursuant to Section 5.04 shall be commercially reasonable. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

     (b) In connection with a Sale of all or any portion of the Trust Estate pursuant to Section 5.04, any Noteholder may bid for and purchase the property offered for Sale, and upon compliance with the terms of such Sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstand ing Notes or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Notes, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment.

     (c) The Trustee may bid for and acquire any portion of the Trust Estate securing the Notes in connection with a public sale thereof, and may pay all or part of the purchase price by credit ing against amounts owing on the Notes other amounts secured by this Indenture, all or part of the net proceeds of such Sale after deducting the costs, charges and expenses incurred by the Trustee in connection with such Sale notwithstanding the pro visions of Section 6.07 hereof. The Notes need not be produced in order to complete any such Sale, or in order for the net proceeds of such Sale to be credited against amounts owing on the Notes. The Trustee may hold, lease, operate, manage or otherwise deal with any property so acquired in any manner permitted by law.

     (d) The Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof. In addi tion, the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale. No purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfac tion of any conditions precedent or see to the application of any monies.

Section 5.17.  Action on Notes.

     The Trustee's right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seek ing or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Inden ture nor any rights or remedies of the Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Issuer.


                          ARTICLE SIX

                          THE TRUSTEE

Section 6.01.  Certain Duties and Responsibilities.

     (a)  Except during the continuance of an Event of Default,

          (i) the Trustee undertakes to perform such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

          (ii) in the absence of bad faith or gross negligence on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they substantially conform to the requirements of this Indenture.

     (b) In case an Event of Default has occurred and is continuing and a Trustee Officer shall have actual knowledge or written notice of such Event of Default, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs. Prior to the occurrence of an Event of Default or after all Events of Default which may have occurred have been cured or waived, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and shall use the same degree of care and skill in their exercise as a corporate trustee would exercise or use under the circumstances in the administration of a corporate trust indenture.

     (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own grossly negligent action, its own grossly negligent failure to act, or its own willful misconduct, except that:

          (i) this Subsection shall not be construed to limit the effect of Subsection (a) of this Section;

          (ii) the Trustee shall not be liable for any error of judgment made reasonably and in good faith by a Trustee Officer, unless it shall be proved that the Trustee was grossly negligent in ascertaining the pertinent facts;

          (iii) to the extent required by the terms hereof, the Trustee shall act in accordance with the directions of the Required
     Holders and, to the extent not so provided herein, with respect to any act requiring the Trustee to exercise its own discretion, the Trustee shall act in accordance with the direction of the Required Holders relating to the time, method and place of conducting any Proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture and the Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with any such instruction; and

          (iv) no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it unless such risk or liability relates to its ordinary services under this Indenture.

     (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

     (e) The Trustee shall, at its own expense, maintain at all times during which any Notes are Outstanding and keep in full force and effect, (i) fidelity insurance, (ii) theft of documents insurance, (iii) forgery insurance and (iv) errors and omissions insurance. All such insurance shall be in amounts, with standard coverage and subject to deductibles customary for insurance typically maintained by banks which act as trustee.

Section 6.02.  Notice of Default.

     Upon the occurrence of any Event of Default of which a Trustee Officer has actual knowledge or has received notice thereof, the Trustee shall transmit by mail to all Holders of Notes, as their names and addresses appear on the Note Register, notice of such Event of Default hereunder known to the Trustee.

Section 6.03.  Certain Rights of Trustee.

     Except as otherwise provided in Section 6.01:

         (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

         (b) any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Request or Issuer
     Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

         (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate, a copy of which is provided to the Noteholders at or prior to the time the Trustee receives such Officer's Certificate;

         (d) as a condition to the taking, suffering or omitting of any action by it hereunder, the Trustee may consult with counsel and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

         (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Noteholders pursuant to this Indenture, unless such Noteholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

        (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Issuer, personally or by agent or attorney;

        (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, attorneys, custodians or nominees and the Trustee shall not be responsible for any (i) misconduct or negligence on the part of any agent, attorney, custodians or nominees appointed with due care by it hereunder or (ii) the supervision of such agents, attorneys, custodians or nominees after such appointment with due care;

        (h) the Trustee shall not be liable for any actions taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights conferred upon the Trustee by this Indenture;

        (i) the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Issuer with its representations and warranties or for any other purpose; and

        (j) in the event that the Trustee is also acting as Paying Agent and Note Registrar, the rights and protections afforded to the Trustee pursuant to this Article Six shall also be afforded to such Paying Agent and Note Registrar.

Section 6.04.  Not Responsible for Recitals or Issuance of Notes.

     The recitals contained herein and in the Notes, except the certificate of authentication, shall be taken as the statements of the Issuer, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture, the Notes, any Receivable or any related document. The Trustee shall not be accountable for the use or application by the Issuer of Notes or the proceeds thereof, including deposits, or withdrawals from, the Collection Account or any other account established to effectuate the transactions contemplated herein in accordance herewith.

Section 6.05.  May Hold Notes.

     The Trustee, any Paying Agent, Note Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Trustee, Paying Agent, Note Registrar or such other agent.

Section 6.06.  Money Held in Trust.

     Money held by the Trustee in trust hereunder need not be segregated from other funds held by the Trustee in trust here under except to the extent required herein or required by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon by the Trustee and the Issuer.

Section 6.07.  Compensation and Reimbursement.

     The Issuer agrees:

          (a) to pay or cause the Servicer to pay the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

          (b) except as otherwise expressly provided herein, to reimburse or cause the Servicer to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including, without limitation, all costs and expenses incurred by the Trustee in connection with the exercise by the Trustee of any remedies under the Indenture and the reasonable compensation and the expenses and disbursements of its agents and counsel, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith); and

          (c) to indemnify the Trustee for, and to hold it harmless against, any loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions, or alleged acts or omissions without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.

     The Trustee's right to receive amounts pursuant to this
Section 6.07 shall at all times be subordinate to the lien of the Notes, except as provided in Sections 5.06, 9.02(f) and 9.02(g), and the Trustee shall receive amounts pursuant to Sections 5.06, 9.02(f) and 9.02(g) only to the extent that the payment thereof will not result in an Event of Default and the failure to pay such amounts to the Trustee will not constitute an Event of Default. The Trustee hereby agrees not to cause the filing of a petition in bankruptcy against the Issuer for the non-payment to the Trustee of any amounts provided by this Section 6.07 until at least 91 days after the payment in full of all Notes issued under this Indenture.

Section 6.08.  Corporate Trustee Required; Eligibility.

     There shall at all times be a Trustee hereunder which shall be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to super vision or examination by federal or state authority and having an office within the United States of America; provided, however, that in the event Bankers Trust Company or its corporate successor is not Trustee, the Trustee must be a Qualified Bank. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the affect hereinafter specified in this Article.

Section 6.09.  Resignation and Removal; Appointment of Successor.

     (a) No resignation or removal of the Trustee and no appoint ment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor
Trustee under Section 6.10.

     (b) The Trustee may resign at any time by giving written notice thereof to the Issuer. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (c) The Trustee may be removed at any time by Act of the Required Holders, delivered to the Trustee and to the Issuer.

     (d)     If at any time:

          (i) the Trustee shall cease to be eligible under Section 6.08 and shall fail to resign after written request therefor by the Issuer or by any such Noteholder, or

          (ii) the Trustee shall become legally incapable of acting with respect to the Notes or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then, in any such case, (1) the Issuer by a Board Resolution may remove the Trustee, or (2) subject to Section 5.14, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

     (e) If the Trustee shall resign, be removed or become incapable of acting in accordance with the provisions of this
Section 6.09, or if a vacancy shall occur in the office of the Trustee for any cause, the Issuer, by a Board Resolution, shall promptly appoint a successor Trustee subject to the approval of the Required Holders. If within 90 days after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall not have been appointed by the Issuer, a successor Trustee shall be appointed by Act of the Required Holders delivered to the Issuer and the retiring Trustee. The successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee. To qualify, the successor so appointed shall satisfy the requirements set forth in Section 6.08. If no successor Trustee shall have been so appointed by the Issuer or the Noteholders and shall have accepted appointment in the manner hereinafter provided, any Noteholder who has been a bona fide Holder of a Note for at least six months may, on behalf of himself and all other similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

     (f) The Issuer shall give notice of each resignation and each removal of the Trustee and each appointment of a successor
Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the Notes as their names and addresses appear in the Note Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

     (g) The obligations of the Issuer under this Indenture shall survive the resignation or removal of the Trustee.

     (h) No Trustee under this Indenture shall be personally liable for any action or omission of any successor Trustee.

Section 6.10.   Acceptance of Appointment by Successor.

     Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Issuer, the Noteholders and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations of the retiring Trustee; but, on request of the Issuer, the Required Holders or the successor Trustee, such retiring Trustee shall, upon payment of any amounts due it under Section 6.07 then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee, and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section
6.07. Upon request of any such successor Trustee or the Required Holders, the Issuer shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

Section 6.11. Merger, Conversion, Consolidation or Succession to Business of Trustee.

     Any Person into which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such Person shall be otherwise qualified and eligible under this Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Notes have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Notes so authenticated with the same effect as if such successor Trustee had itself authenticated such Notes.

Section 6.12.  Trustee as Successor Servicer.

     The Trustee hereby expressly agrees to assume the obligations of the successor to the Servicer pursuant to and in accordance with the provisions of Section 5.03 of the Servicing Agreement, subject to the right of the Trustee to appoint a successor servicer contained in such Section 5.03.

Section 6.13.  Co-trustees and Separate Trustees.

     At any time or times, for the purpose of meeting the legal requirements of any jurisdiction in which any of a Trust Estate may at any time be located, the Issuer and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Required Holders, the Issuer shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of such Trust Estate, or to act as separate trustee of any such Property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Issuer does not join in such appointment within 15 days after the receipt by it of a request so to do, or in case an Event of Default has occurred and in continuing, the Trustee alone shall have power to make such appointment.

     Should any written instrument from the Issuer be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Issuer.

     Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms, namely:

          (1) The Notes shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

          (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

          (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Issuer evidenced by a Board Resolution, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section 6.13, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Issuer. Upon the written request of the Trustee, the Issuer shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this
     Section 6.13.

          (4) No co-trustee or separate trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

          (5) Any Act of Noteholders delivered to the Trustee shall be deemed to have delivered to each such co-trustee and separate trustee.

Section 6.14.  Rights of the Trustee Upon Appointment of Successor Servicer

     At any time following the effective date of a designation of a Successor Servicer pursuant to Section 5.03 of the Servicing Agreement, the Trustee is authorized at any time to date and to deliver to the Lockbox Banks the Lockbox Notices, and to the Government Contract Obligors the Assignment of Claims Act
Notices. In case any authorized signatory of a Seller whose signature appears on a Lockbox Notice or an Assignment of Claims Act Notice shall cease to have such authority before the delivery of such Lockbox Notice or such Assignment of Claims Act Notice, such signature shall nevertheless be valid following the designation of a Successor Servicer as if such authority had remained in force. The Trustee may notify the Obligors, at any time following the effective date of the designation of a Successor Servicer, of the ownership of the Company under this Agreement and may also direct that payments of all amounts due, or that become due, under any or all Receivables be made directly to the Trustee or its designee. In furtherance of the foregoing, the Trustee shall be entitled to take all such actions as it deems necessary or advisable to exercise dominion and control over the collection and servicing of the Receivables, including such action as shall be necessary or desirable to cause all Collections to come into the possession of the Trustee rather than the Seller or the Company.

                         ARTICLE SEVEN

      NOTEHOLDERS' LIST AND REPORTS BY TRUSTEE AND ISSUER

Section 7.01.  Issuer to Furnish Trustee Names and Addresses of
               Noteholders.

     The Issuer will furnish or cause to be furnished to the Trustee (a) upon each transfer of a Note, a list, in such form as the Trustee may reasonably require, of the names, addresses and taxpayer identification numbers of the Holders of Notes as they appear on the Note Register as of such Record Date, and (b) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that for so long as the Trustee is the Note Registrar, no such list shall be required to be furnished; provided, further, that for so long as the Trustee is the Note Registrar, the Trustee shall furnish to the Issuer such list in the same manner prescribed in clause (b) hereof.

Section 7.02.  Preservation of Information; Communications to Noteholders.

     (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of Notes contained in the most recent list furnished to the Trustee as provided in Section 7.01 and the names, addresses and taxpayer identification numbers of the Holders of Notes received by the Trustee in its capacity as Note Registrar. The Trustee may destroy any list furnished to it as provided in Section 7.01 upon receipt of a new list so furnished.

     (b) If any Holder of Notes applies in writing to the Trustee stating that it desires to communicate with other Holders of Notes or with the Holders of all Notes with respect to their rights under this this Indenture or under the Notes, then the Trustee shall, within five Business Days after the receipt of such application, afford such Holder access to the information preserved at the time by the Trustee in with Subsection (a) of this Section.

Section 7.03.  Reports by and Inspections of Issuer.

     (a) Issuer will deliver or cause to be delivered, in dupli cate, to each Noteholder and the Trustee:

          (i) as soon as practicable and in any event within 50 days after the end of each quarterly period (other than the last quarterly period) in each fiscal year, statements of income and cash flows for the Issuer for the period from the beginning of the current fiscal year to the end of such quarterly period, and a balance sheet of the Issuer as at the end of such quarterly period, setting forth in each case figures for the corresponding period in the preceding fiscal year, all in reasonable detail and certified by the authorized financial officer of the Issuer, subject to changes resulting from normal year-end adjustments;

          (ii) as soon as practicable and in any event within 95 days after the end of each fiscal year, audited statements of income and cash flows for the Issuer for such year, and a balance sheet of the Issuer as at the end of such year, setting forth in each case corresponding figures from the preceding annual financial statements, all in reasonable detail and certified by a firm of independent accountants;

          (iii) promptly upon receipt thereof, a copy of any report submitted to the Issuer by independent accountants in connection with any annual, interim or special audit made by them of the financial records of the Issuer;

          (iv) together with each delivery of financial state ments required by clauses (i) and (ii) above, the Issuer will deliver to each Purchaser that is also a Noteholder and to any other Noteholder who so requests in writing and to the Trustee, an Officer's Certificate stating that the signer has reviewed the terms of this Indenture, the Servicing Agreement, the Sale and Purchase Agreements and the Notes and has made, or caused to be made under his supervision, a review in reasonable detail of the transactions and condition of the Issuer during the fiscal period covered by such financial statements and that (a) such review has not disclosed the existence during or at the end of such fiscal period, and that the signer has no knowledge of the existence, as at the date of the Officer's Certificate, of any condition or event which constitutes a Default or Event of Default under any of the aforementioned agreements or Notes or which constitutes a breach of a representation, warranty or covenant with respect to any of the aforementioned agreements or Notes, or (b) if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Issuer has taken or is taking or proposes to take with respect thereto;

               (v) promptly upon an Officer of the Issuer obtaining knowledge (a) both that a condition or event exists and that such condition or event constitutes an Event of Default, (b) that any Holder of a Note has given any notice or taken any other action with respect to a claimed Default or Event of Default under this Agreement, (c) of any condition or event which, in the opinion of management of the Issuer, would have a material adverse effect on the business, condition (financial or other), assets, properties or operations of the Issuer, or (d) of the institution of any litigation involving claims against the Issuer equal to or greater than $100,000 with respect to any single cause of action or of any adverse determination in any litigation involving a potential liability to the Issuer equal to or greater than $100,000 with respect to any single cause of action, or with respect to all related causes of action, an aggregate amount equal to or greater than $200,000, an Officer's Certificate specifying the nature and period of existence of any such condition or event, or specifying the notice given or action taken by such holder or Person and the nature of such claimed Default, Event of Default, event or condition, and what action the Issuer has taken, is taking or proposes to take with respect thereto; and

          (vi) with reasonable promptness, such other information and data with respect to the Issuer as from time to time may be reasonably requested by a Noteholder.

     (b) The Issuer will permit any authorized representative designated by the Trustee or any Noteholder, to visit and inspect any of the properties of the Issuer, to examine the corporate books and financial records of the Issuer, and make copies there of or extracts therefrom and to discuss the affairs, finances, and accounts of the Issuer with its principal officers, as appli cable, and its independent public accountants, all at such reason able times and as often as the Trustee or any holder of Notes may reasonably request. Any expense incident to the exercise by the Trustee or any Noteholder of any right under this Section 7.03 shall be borne by the Trustee, subject to Section 6.01(c)(iv), or the Noteholder, as the case may be; provided that, if an inspection is begun during the continuance of an Event of Default hereunder or under any other indenture of the Issuer, the expense incident to such audit shall be borne by the Issuer.

Section 7.04.   Annual and Quarterly Statements as to Compliance.

          (a) The Issuer shall cause a firm of independent public accountants which is a member of the American Institute of Certified Public Accountants to deliver to the Trustee on or before April 15 of each year, beginning April 15, 1993, an Accountants' Certificate stating whether, based upon their audit of the Issuer's financial statements for the preceding fiscal year, the Issuer has maintained the Collateral Value Ratio at not less than 1.00 as reported on each Determination Date, or, if such independent public accountants have knowledge of an Event of Default in the fulfillment of any such obligations, and such Event of Default shall be continuing, specifying each such Event of Default known to such firm of independent public accountants and the nature and status thereof (a "Compliance Audit").

          (b) The Issuer shall cause such firm of independent public accountants to deliver an Accountants' Certificate containing a quarterly Compliance Audit, within 50 days following the end of such calendar quarter, upon:

                (i) a request by the Required Holders, provided such request covers either the first, second or third quarter (but limited to not more than one such request per fiscal year) of the Issuer's fiscal year and is given with 90 days' notice; and

                (ii) the occurrence of a Special Redemption, after which a Compliance Audit shall be delivered, unless waived by the Required Holders, for the succeeding four quarters following such Special Redemption, excluding the fourth quarter of any fiscal year following which an annual Compliance Audit shall be deemed to satisfy this clause (ii).

Section 7.05.  Contract Schedule.

          (a) At any time during the Non-Amortization Period, the Issuer may add, remove or replace Government Contracts, Government Subcontracts or Commercial Obligors on the Contract Schedule.

          (b) Within 10 days of each anniversary of the date of this Indenture, or upon the written request of a Noteholder at any other time, the Trustee shall provide to such Noteholder a Contract Schedule, as provided to the Trustee by the Issuer, as of the most recent Determination Date.

Section 7.06.  Primary Contract List.

         (a) On the Closing Date the Issuer shall deliver to the Trustee the Primary Contract List.

         (b)   The Issuer may add Obligors to the Primary Contract List:

               (i) without the consent of the Noteholders if the Obligor to be added has an Implied Rating of BBB or higher by Standard &
     Poor's Corporation; and

               (ii) with the consent of the Required Holders, provided, that the Issuer shall notify the Noteholders, in writing, of its desire to add such Obligor and, if the Required Holders do not reject such Obligor within 30 days after notice has been sent by the Issuer, such consent shall be deemed given and the Obligor may be added to the Primary Contract List.

         (c) The Issuer shall review the Primary Contract List on each Determination Date and shall remove an Obligor from the Primary
Contract List if:

               (i)  all of the Receivables of such Obligor become
     Defaulted Receivables; or

               (ii) that the Implied Rating of such Obligor was BBB or higher at the time such Obligor was placed on the Primary Contract List and the Issuer has actual knowledge such Implied Rating subsequently drops below BBB, or is withdrawn, by Standard & Poor's Corporation; provided, however, that such Obligor may be subsequently added to the Primary Contract list pursuant to the provisions of clause (b) above.


                         ARTICLE EIGHT

            REPRESENTATIONS AND COVENANTS OF ISSUER

Section 8.01.  Payment of Principal and Interest.

       The Issuer will duly and punctually pay the principal and interest in respect of the Notes.

Section 8.02  Maintenance of Office or Agency.

     The Issuer will maintain an office or agency within the United States of America where Notes may be presented or surren dered for payment, where Notes may be surrendered for registra tion of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served. The Issuer hereby initially appoints the Trustee such office or agency. The Issuer will give prompt written notice to the Trustee and the Noteholders of the location, and of any change in the location, of any such office or agency. If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

Section 8.03.  Unclaimed Funds.

     Any money deposited with the Trustee or any Paying Agent, or then held by the Issuer, in trust for the payment of the prin cipal of or interest on any Note and remaining unclaimed for five years after such principal or interest has become due and payable shall be paid to the Issuer on Issuer Request, or (if then held by the Issuer) shall be discharged from such trust; and the Holder of such Note shall thereafter, as an unsecured general creditor, look only to the Issuer for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (but only to the extent of the amounts so paid to the Issuer), and all liability of the Issuer as trustee there of, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such release or payment, may at the expense of the Issuer cause to be publish ed once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York and in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Issuer. The Trustee may also adopt and employ, at the expense of the Issuer, any other reasonable means of notification of such release of payment (including, but not limited to, mailing notice of such release to Holders whose Notes have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of any Paying Agent, at the last address of record of each such Holder).

Section 8.04.  Corporate Existence.

     The Issuer will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and the Notes. The Issuer shall at all times operate in accordance with its Certificate of Incorporation and By-laws.

Section 8.05.  Protection of Trust Estate.

     The Issuer will from time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as the Trustee or the Required Holders deem necessary or advisable to:

          (a) grant more effectively all or any portion of the Trust Estate for the Notes;

          (b) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

          (c) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture; or

          (d) preserve and defend title to the Trust Estate securing the Notes and the rights therein of the Trustee and the Holders of the Notes secured thereby against the claims of all persons and parties.

     The Issuer hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this
Section 8.05.

     The Issuer shall pay or cause to be paid any taxes levied on the account of the beneficial ownership by the Issuer of Contracts that secures the Notes.

Section 8.06.  Representations and Covenants of the Issuer.

          (a) As of the Closing Date, the Issuer hereby represents and warrants to the Noteholders that as of such date:

               (i) Organization and Good Standing; Licensing. The Issuer is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power to own its assets and to transact the business in which it is currently engaged. The Issuer is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which the character of the business transacted by it or properties owned or leased by it requires such qualification and in which the failure so to qualify would have a material adverse effect on the business, properties, assets, or condition (financial or other) of the Issuer.

               (ii) Authorization; Binding Obligations. The Issuer has the power and authority to make, execute, deliver and perform this Indenture and all the transactions contemplated under this Indenture, and has taken all necessary corporate action to authorize the execution, delivery and performance of this Indenture. When executed and delivered, this Indenture will constitute the legal, valid and binding obligation of the Issuer enforceable in accordance with its terms, except as enforcement of such terms may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies.

               (iii) No Consent Required. The Issuer is not required to obtain the consent of any other party or any consent, license, approval or authorization from, or registration or declaration with, any governmental authority, bureau or agency in connection with the execution, delivery, performance, validity or enforceability of this Indenture, except such as have been obtained.

               (iv) No Violations. The execution, delivery and performance of this Indenture by the Issuer will not violate any provision of any existing law or regulation or any order or decree of any court applicable to the Issuer or the charter or bylaws of the Issuer, or constitute a breach of any mortgage, indenture, contract or other agreement to which the Issuer is a party or by which the Issuer may be bound.

               (v) Litigation. No litigation or administrative proceeding of or before any court, tribunal or governmental body is currently pending, or to the knowledge of the Issuer threatened, against the Issuer or any of its properties or with respect to this Indenture or the Notes which, if adversely determined, would in the opinion of the Issuer have a material adverse effect on the transactions contemplated by this Indenture.

               (vi) Offering of Notes. Neither the Issuer nor any agent acting on its behalf has, directly or indirectly, offered any Note or any similar security of the Issuer for sale to, or solicited any offer to buy any Note or any similar security of the Issuer from, or otherwise approached or negotiated with respect thereto with, any Person which, and neither the Issuer nor any agent acting on its behalf has taken or will take any action which, would subject the issuance or sale of any Note to the provisions of Section 5 of the Securities Act of 1933, as amended, or to the provisions of any securities or Blue Sky law of any applicable jurisdiction.

               (vii) Disclosure. Neither this Indenture nor any other document, certificate or statement in writing furnished by or on behalf of the Issuer in connection with the offering of the Notes issued hereunder contains any untrue statement of a material fact or omits to state a fact material to the issuance of the Notes necessary in order to make the statements contained herein and therein not misleading.

               (viii) Investment Company Act. The Issuer is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

               (ix) Taxes. The Issuer has no delinquent amounts owing to any governmental entity in respect of taxes.

               (x) Use of Proceeds. The Issuer shall use the proceeds from the sale of the Notes issued hereunder, simultaneously with such sale, to purchase the Receivables securing the Notes from the Sellers, make the required initial deposit to the Reserve Fund and pay expenses relating to the issuance of the Notes.

               (xi) Regulation G. The Issuer does not own and has no intention of acquiring any "margin stock" as defined in Regulation
     G (12 CFR Part 207) of the Board of Governors of the Federal Reserve System (herein called "margin stock"). None of the proceeds of sale of any Note issued hereunder will be used, directly or indirectly, for the purpose, whether immediate, incidental or ultimate, of purchasing or carrying any margin stock or for the purpose of maintaining, reducing or retiring any indebtedness which was originally incurred to purchase or carry any stock that is currently a margin stock or for any other purpose which might constitute this transaction a "purpose credit" within the meaning of such Regulation G. Neither the Issuer nor any agent acting on its behalf has taken or will take any action which might cause this Indenture or the Notes to violate Regulation G, Regulation T or any other regulation of the Board of Governors of the Federal Reserve System or to violate the Securities Exchange Act of 1934, as amended, in each case as in effect now or as the same may hereafter be in effect, nor will the Issuer at any time acquire or hold any margin stock at any time during the term of this Indenture. Notwithstanding the foregoing, nothing herein shall prevent the Issuer from repurchasing its own stock.

     (b) As of the Closing Date, the Issuer hereby covenants that it will exercise all due diligence in order to assure that it complies with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would materially adversely affect its business, condition (financial or other), prospects, assets, property or operations.

Section 8.07.  Negative Covenants.

     The Issuer will not:

          (a) sell, transfer, exchange, pledge or otherwise dispose of any part of the Trust Estate except as expressly permitted by this Indenture; or

          (b) claim any credit on, or make any deduction from, the principal or interest payable in respect of the Notes by reason of the payment of any taxes levied or assessed upon any part of the Trust Estate; or

          (c) incur any debt other than as permitted in its Certificate of Incorporation;

          (d) relocate its chief executive office without providing the Trustee with 90 days' notice thereof; or

          5. without the consent of the Required Holders (i) amend its Certificate of Incorporation, (ii) amend, or waive the provisions of the Servicing Agreement or any Sale and Purchase Agreement or
     (iii) consent to the assignment of the Seller's or the Servicer's rights or obligations under any Sale and Purchase Agreement or the Servicing Agreement, respectively.

Section 8.08.  Issuer May Consolidate, Etc., Only on Certain Terms.

     The Issuer shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) such consolidation, merger, conveyance, or transfer is permitted by the Issuer's Certificate of Incorporation;

          (b) the Person (if other than the Issuer) formed or surviving such consolidation or merger or that acquires by conveyance or transfer the properties and assets of the Issuer substantially as an entirety shall be a Person (i) organized and existing under the laws of the United States of America or any State or the District of Columbia and (ii) which is subject to the limitations on conduct contained in Articles 9 and 10 of the Amended
     Certificate of Incorporation of the Issuer, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee and the Noteholders, in form satisfactory to the Trustee and the Noteholders, the due and punctual payment of the principal of and interest on all Notes and the performance of every covenant of this Indenture on the part of the Issuer to be performed or observed;

          (c) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and

          (d) the Issuer shall have delivered to the Trustee and the Noteholders an Officer's Certificate and an Opinion of Counsel each stating that (i) such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article, (ii) all conditions precedent in this Article provided for relating to such transaction have been complied with, (iii) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such person and (iv) such consolidation, merger, conveyance or transfer shall not have a material adverse effect on the corporate separateness of the Issuer from the Servicer.

Section 8.09.  Successor Substituted.

     Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 8.08, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein. In the event of any such conveyance or transfer, the Person named as the "Issuer" in the first paragraph of this instrument or any successor which shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Notes and from its obligations under this Indenture.

Section 8.10.  Money for Note Payments to Be Held in Trust.

     As provided in Section 9.02(a), all payments of amounts due and payable with respect to the Notes which are to be made from amounts withdrawn from the Collection Account pursuant to Section 9.02(c) shall be made on behalf of the Issuer by the Trustee or by Paying Agent, and no amounts so withdrawn from the Collection Account shall be paid over to or at the direction of the Issuer except as provided in this Section 8.10 and Section 9.02.

     Whenever the Issuer shall have a Paying Agent other than the Trustee, it will, on or before the Business Day next preceding each Payment Date, direct the Trustee to deposit with such Paying Agent on or before such Payment Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order, by the Paying Agent in an Eligible Investment in accordance with the terms of Section 9.03, the earned income of such investment to be remitted to the Issuer, unless an Event of Default, Mandatory Redemption or
Special Redemption has occurred and is continuing. For all investments made by a Paying Agent under this Section 8.10, such Paying Agent shall be entitled to all of the rights and obligations of the Trustee under Section 9.03, such rights and obligations being incorporated in this Paragraph by this reference.

     The Issuer will cause each Paying Agent other than the Trustee to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee (and if the Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 8.10, that such Paying Agent, in acting as Paying Agent, is an express agent of the Trustee and, further, that such Paying Agent will:

          (a) hold all sums held by it for the payment of amounts due with respect to the Notes in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

          (b) give the Trustee notice of any Default by the Issuer (or any other obligor upon the Notes) in the making of any payment required to be made with respect to the Notes; and

          (c) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

     The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Trustee all sums held in trust by such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

Section 8.11.  Performance of Obligations; Servicing Agreement.

         (a) The Issuer will punctually perform and observe all of its obligations and agreements contained in the Servicing Agreement.

         (b) The Issuer will not take any action or permit any action to be taken by others which would release any Person from any of such Person's covenants or obligations under any instrument included in the Trust Estate, or which would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of any such instrument, except as expressly provided in this Indenture, the Servicing Agreement or such other instrument.

         (c) If the Issuer shall have knowledge of the occurrence of an Event of Default under the Servicing Agreement, the Issuer shall promptly notify the Trustee thereof, and shall specify in such notice the action, if any, the Issuer is taking in respect of such Event of Default. If such Event of Default arises from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement with respect to the Receivables securing the Notes, the Issuer may remedy such failure, provided that a failure by the Servicer to pay the fees and expenses of the Trustee pursuant to Section 3.06 of the Servicing Agreement shall not release the Issuer from its obligation to pay such fees and expenses pursuant to Section 6.07. So long as any such Event of Default under the Servicing Agreement shall be continuing, the Trustee may, and upon the direction of the Issuer or the Required Holders the Trustee shall, terminate all of the rights and powers of the Servicer under the Servicing
Agreement pursuant to Section 5.02 of the Servicing Agreement.
Unless directed or permitted by the Trustee and the Required
Holders, the Issuer may not waive any such Event of Default under the Servicing Agreement or terminate the rights and powers of the Servicer under the Servicing Agreement.

         (d) Upon any termination of the Servicer's rights and powers pursuant to Section 5.02 of the Servicing Agreement, all rights, powers, duties, obligations and responsibilities of the Servicer
(other than any rights of the Servicer as a Seller) with respect to the Receivables (including, without limitation, the obligations set forth in Section 5.02 of the Servicing Agreement) shall vest in and be assumed by the Trustee, and the Trustee shall be the successor in all respects to the Servicer in its capacity as servicer with respect to such Receivables under the Servicing Agreement, except for any obligations of the Servicer under Section 4.04 of the Servicing Agreement. The Trustee may resign as the Servicer by giving written notice of such resignation to the Issuer and in such event will be released from such duties and obligations, such release not to be effective until the date a new servicer enters into a servicing agreement with the Issuer as provided below. Upon delivery of any such notice to the Issuer, the Issuer shall obtain a new servicer, satisfactory in all respects to the Trustee and the Required
Holders, which successor servicer shall enter into a servicing agreement with the Issuer and the Trustee, such agreement to be substantially similar to the Servicing Agreement. If, within 30 days after the delivery of the notice referred to above, the Issuer shall not have obtained such a new servicer, the Trustee may appoint, or may petition a court of competent jurisdiction to appoint, a successor servicer to service the Receivables. In connection with any such appointment, the Trustee may make such arrangements for the compensation of such successor as it, such successor, and the Issuer shall agree and shall enter into an agreement with such successor for the servicing of such Receivables, such agreement to be in form and substance satisfactory to the Trustee and the Required Holders. Any such compensation of the successor servicer shall not be in excess of that payable to the Servicer under the Servicing Agreement, unless the Servicer or some other Person agrees to pay such additional compensation or such additional compensation as is approved by the Required Holders. If the Trustee shall succeed to the Servicer's duties as servicer of the Contracts as provided herein, it shall do so in its individual capacity and not in its capacity as Trustee and, accordingly, the provisions of Article
Six shall be inapplicable to the Trustee in its duties as the successor to the Servicer and the servicing of the Receivables.
Neither the Trustee nor the Issuer shall appoint a successor servicer whose appointment would result in the rating assigned to the Notes on the Closing Date by the Rating Agencies being reduced to a lower rating so long as there is a Person who satisfies the requirements of this Section for a successor servicer and is willing to accept an appointment as successor servicer as provided in this Section and whose appointment as successor servicer would not so lower such rating.

Section 8.12.  Corporate Separateness of Issuer.

     The Issuer shall at all times hold itself out to the public, including its parent, under the Issuer's own name and as a separate and distinct entity from its parent. At all times at least one director and one executive officer of the Issuer (or one individual serving in both capacities) shall be a Person who is not a director, officer or employee of any Person owning of record more than 10% of the outstanding shares of common stock of the Issuer or any Person which owns beneficially more than 10% of the outstanding common stock of the Issuer. The Issuer shall maintain separate corporate records and books of account from those of its parent, shall not commingle its assets with any other Person (except to the limited extent permitted by Section
3.02 of the Servicing Agreement) and shall take appropriate Board of Directors action to authorize its corporate actions. The Issuer shall not engage in business transactions (other than the transactions contemplated in this Indenture) with any of its Affiliates on terms and conditions less favorable to the Issuer than those available to the Issuer for comparable transactions with Persons who are not Affiliates of the Issuer. The Issuer shall maintain its chief executive office and principal place of business in the State of Delaware and separate and apart from any office of the Servicer.



                          ARTICLE NINE

               ACCOUNTS, ACCOUNTING AND RELEASES

Section 9.01.  Collection of Money.

     Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on account of any of the Receivables pledged to secure the Notes. The Trustee shall hold all such money and property received by it in trust for the Holders of the Notes and shall apply it as provided in this Indenture. Except as otherwise expressly provided in this Indenture, if any Default occurs in the making of any payment or performance under the Servicing Agreement, the Trustee may, and upon the request of the Required Holders (as evidenced by the Note Register) shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appro priate Proceedings. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six.

Section 9.02.  Collection Account; Distribution Account.

     (a) Prior to the initial authentication and delivery of Notes, the Issuer shall open, at a depository institution (which may be the Trustee), (i) an account denominated "Collection Account --
Bankers Trust Company, as trustee in respect of 8.54% Contract Receivable Collateralized Notes, Series 1992-1, Due 1997", (ii) an account denominated "Distribution Account -- Bankers Trust
Company, as trustee in respect of 8.54% Contract Receivable Collateralized Notes, Series 1992-1, Due 1997" and (iii) an account denominated "Lockbox Account -- Bankers Trust Company,
Trustee for Dyn Funding Corporation under its 8.54% Contract
Receivable Collateralized Notes, Series 1992-1, Due 1997" (collectively, the "Accounts"). The Accounts shall be held, in the corporate trust department of such depositary institution, in trust and relate solely to the Notes and Eligible Investments securing the Notes, and funds in the Accounts shall be held as provided in Section 6.06. The Issuer shall give the Trustee at least five Business Days' written notice of any change in the location of any Account and any related account identification information. All payments to be made from time to time to the Holders of Notes, out of funds in any Account pursuant to this Indenture shall be made by the Trustee as the Paying Agent of the Issuer or, pursuant to Section 8.10, by any other Paying Agent appointed by the Issuer. All moneys deposited from time to time in the Accounts, including the deposits to be made by the Servicer in the Accounts pursuant to the Servicing Agreement, and all investments made with such moneys, shall be held by the Trustee as part of the Trust Estate as herein provided. All funds withdrawn from the Collection Account pursuant to Section
9.02(d) and (e) for the purpose of making payments to holders shall be applied in accordance with Section 8.10.

     (b) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of the Accounts shall be invested and reinvested by the Trustee at the Issuer's direction in one or more Eligible Investments bearing interest or sold at discount. All income or other gain from investment of moneys deposited in the Accounts shall be deposited in the appro priate Account immediately upon receipt, and any loss resulting from such investment shall be charged to such appropriate Account. Notwithstanding the definition of "Eligible Investments", in the case of an Account maintained with the Paying Agent, Eligible Investments on which the Paying Agent is the obligor (including repurchase agreements on which the Paying Agent in its commercial capacity is liable as principal), may mature on the Payment Date next succeeding the date of investment.

     (c) So long as the Notes have not been declared due and payable pursuant to Section 5.02, the Trustee shall take the following actions in the following order of priority, as applicable:

            (i) on any Business Day, if the amount on deposit in the Reserve Fund is less than the Required Reserve Balance, withdraw funds from the Collection Account for deposit in the Reserve Fund until the amount on deposit therein equals the Required Reserve Balance;

            (ii)  on any Business Day, upon receipt of a
     request from the Servicer pursuant to Section 3.04 of the Servicing Agreement, withdraw funds from the Collection Account to repay the Servicer any amounts that duplicate other payments in the account or that are not part of the Trust Estate, including, but not limited to, funds deposited in error into the Collection Account;

           (iii) on any Business Day during the Non-Amortization Period, upon receipt of an Issuer Request including a certification that the Collateral Value Ratio, taking into account the proposed withdrawal of funds, is at least 1.00 on such Business Day, withdraw funds from the Collection Account in an amount equal to any Deferred Purchase Price and release such funds to the Issuer;

           (iv) on any Business Day during the Non-Amortization Period, upon receipt of an Issuer Request including a certification that the Collateral Value Ratio, taking into account the proposed withdrawal of funds, is at least 1.00 on such Business Day, withdraw funds from the Distribution Account in an amount equal to the unpaid portion, if any, of Excess Cash that was payable to the Issuer on a prior Payment Date pursuant to Section 9.02(f) and release such funds to the Issuer; and

          (v) on any Business Day during the Non-Amortization Period, upon receipt of an Issuer Order, withdraw funds from the Collection Account and apply such funds to the purchase of Eligible Receivables, subject to Section 2.02 of each Sale and Purchase Agreement.

provided, however, that the Trustee shall not withdraw funds from the Collection Account, any Lockbox Account or the Distribution Account pursuant to clauses (iii) or (iv) above unless on such Business Day (a) no Default or Event of Default exists, (b) no Special Redemption amounts remain unpaid, (c) no Mandatory Redemption is in effect and (d) amounts on deposit in the Reserve Fund are at least equal to the Required Reserve Balance.

     (d) So long as the Notes have not been declared due and payable pursuant to Section 5.02, no later than the Business Day preceding each Payment Date during the Non-Amortization Period, the Trustee shall withdraw funds from the Collection Account, in the amounts required, for application as follows:

          first, to the Reserve Fund, until the amount on deposit therein equals the Required Reserve Balance;

          second, to the Distribution Account the sum of (i) an amount equal to all interest due and payable on the Notes on the succeeding Payment Date, (ii) the amount, if any, required for a Special Redemption, Mandatory Redemption or Optional Redemption on such Payment Date and (iii) all amounts owing to the Servicer on such Payment Date; and

          third, to the Distribution Account, all amounts that are determined to be Excess Cash and distributable to the Issuer.

     (e) So long as the Notes have not been declared due and payable pursuant to Section 5.02, on the Business Day preceding each Payment Date on and after the Amortization Date, the aggre gate of the amount on deposit in the Collection Account as of the Business Day preceding the related Determination Date shall be withdrawn from the Collection Account, in the amounts required, for application as follows:

          first, to the Reserve Fund, until the amount on deposit therein equals the Required Reserve Balance;

          second, to the Distribution Account, an amount equal to all interest and principal due and payable on the Notes, either as a Principal Distribution Amount or to redeem such Notes, on the succeeding Payment Date; and

          third, to the Distribution Account, an amount equal to all amounts owing to the Servicer on the succeeding Payment
     Date.

     (f) On each Payment Date during the Non-Amortization Period, amounts that have been deposited in the Distribution Account pursuant to Section 9.02(d) or Section 11.04 will be distributed as follows:

          first, to the payment (or distribution to the Issuer for payment) of all Administrative Expenses, to be applied first to amounts due to the Trustee pursuant to Section 6.07(a), in an amount not to exceed (i) $10,000 on any Payment Date and and (ii) $75,000, cumulatively, in any calendar year;

          second, to the payment of all interest due on the Notes;

          third, to the payment of all principal due on any Notes that have been called for redemption;

          fourth, to the payment of any Yield Maintenance
     Premium;

          fifth, to the payment (or distribution to the Issuer for payment) of any Administrative Expenses not paid pursuant to clause (i) above;

          sixth, to the payment of all amounts due the Servicer pursuant to the Servicing Agreement; and

          seventh, Excess Cash, if any, to the Issuer.

     (g) On each Payment Date during the Amortization Period, amounts that have been deposited in the Distribution Account pursuant to Section 9.02(e) or Section 11.04 will be distributed as follows:

          first, to the payment (or distribution to the Issuer for payment) of all Administrative Expenses, to be applied first to amounts due to the Trustee pursuant to Section 6.07(a), in an amount not to exceed (i) $10,000 on any Payment Date and (ii) $75,000, cumulatively, in any calendar year;

          second, to the payment of all interest due on the Notes;

          third, to the payment of all principal due on any Notes that have been called for redemption;

          fourth, to the payment (or distribution to the Issuer for payment) of the Principal Distribution Amount due on the Notes; and

          fifth, to the payment (or distribution to the Issuer for payment) of any Administrative Expenses not paid pursuant to clause (i) above;

          sixth, to the payment of all amounts due the Servicer pursuant to the Servicing Agreement.

     (h) On any Payment Date if amounts on deposit in the Distri bution Account are not sufficient to make any portion of the Note Interest Payment on such Payment Date, an amount equal to the amount by which the amount available in the Distribution Account is less than the Note Interest Payment will be withdrawn from the Reserve Fund and deposited in the Distribution Account for appli cation to pay, to the extent available, all interest payable on the Notes on such Payment Date.

Section 9.03.  General Provisions Regarding Accounts and the Reserve Fund.

     (a) The Issuer shall not direct the Trustee to make any investment of any funds in an Account or the Reserve Fund or to sell any investment held in an Account or the Reserve Fund except under the following terms and conditions: (i) (A) each such investment shall be made in the name of the Trustee (in its capa city as such) or its agents, custodians or nominees (or, if, as indicated by an Opinion of Independent Counsel delivered to the Trustee, applicable law provides for perfection of pledges of an investment not evidenced by a certificate or other instrument through registration of such pledge on books maintained by or on behalf of the issuer of such investment, such pledge may be so registered), (B) the Trustee shall have sole investment control over such investment, the income thereon and the proceeds thereof, and (C) any instrument evidencing such investment shall be delivered directly to the Trustee or its agent; and (ii) the proceeds of each such sale of an investment shall be remitted by the purchaser thereof directly to the Trustee for deposit in the Account or the Reserve Fund in which such investment was held.

     (b) If any amounts are needed for disbursement from an Account or the Reserve Fund and sufficient uninvested funds are not available to make such disbursement, in the absence of an Issuer
Order for the liquidation of investments in an amount sufficient to provide the required funds, the Trustee shall cause to be sold or otherwise converted to cash a sufficient amount of the investments in such Account or the Reserve Fund; provided, that such investments shall be sold in arms-length transactions, for not less than their fair market value and provided, further, that the Trustee may rely upon the appraisal of an independent appraiser in determining such fair market value.

     (c) The Trustee shall not in any way be held liable by reason of any insufficiency in any Account or the Reserve Fund resulting from any loss on any Eligible Investment included therein except that Trustee shall remain liable on Eligible Investments which are obligations of the Trustee in its commercial capacity.

     (d) All investments of funds in an Account or the Reserve Fund and all sales of Eligible Investments held in an Account or the Reserve Fund shall, except as otherwise expressly provided in this Indenture, be made by the Trustee in accordance with an Issuer Order. Such Issuer Order may prescribe specific actions (including, without limitation, that such funds shall not be invested, in which case such funds shall remain deposited in the Accounts or Reserve Fund) or may be a general, standing order authorizing the Trustee to act within certain general parameters or to act on written, telegraphic or telephonic instructions of specified personnel or agents of the Issuer.

     In the event that:

          (i) the Issuer shall have failed to give investment directions to the Trustee by 12:01 p.m. New York time on any Business Day authorizing the Trustee to invest the funds then in an Account or the Reserve Fund,

          (ii) a Default or Event of Default shall have occurred and be continuing but the Notes shall not have been declared due and payable pursuant to Section 5.02, or

          (iii) an Event of Default shall have occurred and be continuing, the Notes shall have been declared due and payable pursuant to Section 5.02, and amounts collected or receivable from the related Trust Estate are being applied in accordance with Section 5.06, the Trustee shall invest and reinvest the funds then in each Account or the Reserve Fund to the fullest extent practicable, in such manner as the Trustee shall from time to time determine, but only in one or more Eligible Investments bearing interest or sold at a discount. All investments made pursuant to clause (i) above shall mature on the next Business Day following the date of such investment, all such investments made pursuant to clause (ii) above shall mature no later than the latest maturity date therefor permitted for Eligible Investments, and all investments made pursuant to clause (iii) above shall mature no later than the first date following the date of such investment on which the Trustee proposes to make a distribution to Noteholders pursuant to Section 5.06.

Section 9.04.  Reports by Trustee; Contract Schedule.

     (a) The Trustee shall report to the Issuer and the Servicer with respect to the amount of each Account or the Reserve Fund and the identity of the investments included therein, as the Issuer or the Servicer may from time to time request and shall provide accounting of deposits into and withdrawals from the Accounts and the Reserve Fund, and of the investments made therein.

     (b) The Trustee shall hold the Contract Schedule and the Receivable Schedule as provided to the Trustee by the Servicer.

Section 9.05.  Trust Estate; Contract Documents.

     (a) Subject to the payment of its fees and expenses, the Trustee may, and when required by the provisions of this Inden ture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances which are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Nine shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

     (b) In order to facilitate the servicing of the Receivables by the Servicer, the Servicer is hereby authorized in the name and on behalf of the Trustee and the Issuer, to execute instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Servicing Agreement.

     (c) Upon Issuer Order, the Trustee shall, at such time as there are no Notes Outstanding, release and transfer, without recourse, all of the Trust Estate that secured the Notes (other than any cash held for the payment of the Notes pursuant to
Section 4.02).

Section 9.06.  Amendments to Servicing Agreement.

     The Trustee may, without the consent of any Noteholder, enter into or consent to any amendment or supplement to the Servicing Agreement for the purpose of increasing the obligations or duties of any party other than the Trustee or the Noteholders. The Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

Section 9.07.  Servicer as Custodian and Bailee of Trustee.

     In order to facilitate the servicing of the Receivables by the Servicer, the Servicer shall retain all proceeds of any Collections which it receives, prior to their deposit in the Collection Account, any Lockbox Account or the Distribution Account, as the case may be, in accordance with the Servicing Agreement, solely as custodian and bailee of the Trustee. Solely for purposes of perfection under Section 9-305 of the UCC of the state in which such property is held by the Servicer, the Trustee hereby acknowledges that the Servicer is acting as custodian and bailee of the Trustee in holding such property pursuant to the Servicing Agreement, and any other items constituting a part of the Trust Estate which from time to time come into the possession of the Servicer. It is intended that, by the Servicer's acceptance of such custodianship and bailment pursuant to the Servicing Agreement, the Trustee, as a secured party, will be deemed to have possession of such monies and such other items for purposes of Section 9-305 of the UCC of the state in which such property is held by the Servicer.

Section 9.08.  Reserve Fund.

     (a) On or before the Closing Date the Issuer shall establish with the Trustee, an account in the corporate trust department of the Trustee denominated "Reserve Fund -- Bankers Trust Company, as Trustee in respect of 8.54% Contract Receivable Collateralized Notes, Series 1992-1, Due 1997". The Issuer shall deposit in such account on or before the Closing Date, and maintain thereafter, an amount equal to 3% of the initial Note Principal Balance. All moneys received by the Trustee pursuant to Sections 9.02(d) or (e) or otherwise from the Issuer for deposit in the Reserve Fund, together with any Eligible Investments in which such moneys are or will be invested or reinvested during the term of this Indenture, shall be held by the Trustee in the Reserve
Fund as part of the Trust Estate granted to secure the Notes, subject to disbursement and withdrawal as herein provided.
Income earned on Eligible Investments held in the Reserve Fund will not be a part of the Trust Estate and will be released to the Issuer on any Business Day upon receipt by the Trustee of an Issuer Request, so long as the Reserve Fund is fully funded.

     (b) So long as no Default or Event of Default shall have occurred and be continuing, all or a portion of any moneys in the Reserve Fund shall be invested and reinvested by the Trustee at the Issuer's direction in one or more Eligible Investments bear ing interest or sold at discount. Notwithstanding the definition of "Eligible Investments", investments on which the Paying Agent in its commercial capacity is the obligor may mature on the Payment Date next succeeding the date of investment. All income or other gain from investments of money held in the Reserve Fund shall be deposited by the Trustee in the Reserve Fund immediately upon receipt, and any loss resulting from such investments shall be charged to the Reserve Fund.

     (c) Unless the Notes have been declared due and payable pursuant to Section 5.02, on each Payment Date the Trustee shall withdraw from the Reserve Fund and deposit in the Distribution Account an amount equal to the amount, if any, by which the Note Interest Payment for such Payment Date exceeds the amount on deposit in the Distribution Account on such Payment Date that is available for such payment (before giving effect to any with drawal from the Reserve Fund on such date for deposit in the Distribution Account).

     (d) On any Redemption Date on which an Optional Redemption has been declared by the Issuer, the Trustee shall upon receipt of an Issuer Order withdraw from the Reserve Fund, to the extent of funds on deposit therein, and deposit in the Distribution Account the amount, if any, by which the Redemption Price exceeds the amount on deposit in the Distribution Account on such Redemption Date that is available for such payment (before giving effect to any withdrawal from the Reserve Fund on such date for deposit in the Distribution Account); provided that on such Redemption Date the full Redemption Price is paid to the Outstanding Noteholders.

    (e) On the Stated Maturity of the Notes, a Mandatory Redemption Date or an Optional Redemption Date, the Trustee shall withdraw from the Reserve Fund and deposit in the Distribution Account the amount, if any, by which the Note Payment for such Payment Date exceeds the amount on deposit in the Distribution Account on such Payment Date that is available for such payment (before giving effect to any withdrawal from the Reserve Fund on such date for deposit in the Distribution Account); provided, in the case of Mandatory Redemption or an Optional Redemption, that on such Payment Date the full Redemption Price is paid to the Outstanding Noteholders.

     Upon the satisfaction and discharge of this Indenture in accordance with Article Four, the Trustee shall pay or transfer to the Issuer all money or Eligible Investments then in the Reserve Fund.


                          ARTICLE TEN

                    SUPPLEMENTAL INDENTURES

Section 10.01.  Supplemental Indentures.

     (a) The Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for the purpose of modifying this Indenture without the consent of the Noteholders for the following purposes:

          (i) to add to the duties or obligations of the Issuer or the Trustee hereunder;

          (ii) to maintain or improve the rating of the Notes then given by a Rating Agency; or

          (iii) to evidence and provide for the acceptance of appointment by a successor Trustee and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the Trust
     Estate by more than one Trustee.

     (b) With the consent of the Required Holders of the Notes, the Issuer and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto for the purpose of modifying this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder of each Outstanding Note affected thereby:

          (i) change the Stated Maturity of the principal of, or any installment of principal or interest on, any Note, or reduce the principal amount thereof or the Note Interest Rate thereon or the Redemption Price with respect thereto, change the provisions of this Indenture relating to the application of proceeds of the Trust Estate to the payment of principal of Notes or change any place where, or the coin or currency in which, any Note or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Stated Maturity thereof (or, in the case of redemption, on or after the applicable Redemption Date);

          (ii) reduce the percentage in principal amount of the Outstanding Notes, the consent of the Holders of which is required for the execution of any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture;

          (iii) impair or adversely affect the Trust Estate except as otherwise permitted herein;

          (iv) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of a Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Note of the security afforded by the lien of this Indenture;

          (v) change the percentage required to direct the Trustee to sell or liquidate the Trust Estate pursuant to Section 5.04; or

          (vi)     modify any of the provisions of this Section or
     Section 5.13, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Note as evidenced by the Note Register affected thereby.

     (c) The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein con tained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

     (d) Promptly after the execution by the Issuer and the Trustee of any supplemental indenture pursuant to this Section 10.01, the Issuer shall mail to the Holders of the Notes as their names appear on the Note Register to which such supplemental indenture relates, a copy of such supplemental indenture. Any failure of the Issuer to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.02.  Execution of Supplemental Indentures.

     In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 6.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties or immunities under this Indenture or otherwise.

Section 10.03.  Effect of Supplemental Indenture.

     Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance there with, and such supplemental indenture shall form a part of this Indenture for all purposes; and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 10.04.  Reference in Notes to Supplemental
                Indentures.

     Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Issuer shall so determine, new Notes so modi fied as to conform, in the opinion of the Trustee and the Issuer, to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Trustee in exchange for the Outstanding Notes.

                         ARTICLE ELEVEN

                      REDEMPTION OF NOTES

Section 11.01.  Optional Redemption.


     (a) On any Payment Date on or after February 28, 1994 until the Amortization Date, the Notes will be redeemable in whole, at the option of the Issuer, at the Redemption Price for an Optional
Redemption; and

     (b) On any Payment Date on or after the Amortization Date, the Notes will be redeemable in whole, at the option of the Issuer, at a price equal to 100% of the then Outstanding Note Principal
Balance, plus accrued and unpaid interest.

Section 11.02.  Special and Mandatory Redemption.

     (a) Special. If, on any Determination Date, (i) the Collateral Value Ratio as set forth in the Determination Date Statement prepared in accordance with Section 4.02 of the Servicing Agreement is below 1.00 and the Issuer does not substitute Receivables or deposit cash into the Collection Account such that the Collateral Value Ratio, as set forth in such Determination Date Statement, is raised to 1.00 prior to the related Payment Date and (ii) such ratio was below 1.00 on the previous Determination Date and the Company did not substitute Receivables or deposit cash into the Collection Account such that the Collateral Value Ratio, as set forth in the Determination Date Statement for such previous Determination Date, was raised to 1.00 prior to the current Determination Date, the Trustee shall immediately give notice that it will redeem a portion of the Notes on the next Payment Date. The Trustee shall call for a Special Redemption of the Notes in an amount equal to the lesser of (i) (A) the Outstanding Note Principal Balance minus (B) the sum of (1) the aggregate Stated Value of the Receivables, less the aggregate Stated Value of any Excluded Receivables, in each case valued at the applicable Collateral Value Percentage and (2) the amount on deposit in the Collection Account and (ii) the Outstanding Note Principal Balance. The amounts in clauses (A) and (B)(1) above shall be calculated as of the end of the Determination Period preceding such Determination Date. Such redemption will be at the Redemption Price for a Special Redemption.

     During the period from the Determination Date on which the Trustee gives notice of a Special Redemption until the succeeding Payment Date, subject to Section 9.02(c), Collections will be retained in the Collection Account until the amount of funds on deposit therein is equal to the Redemption Price for such Special Redemption. If, after the Payment Date on which a Special Redemption is to be made during the Non-Amortization Period, any portion of the related Redemption Price has not been paid, funds may not be withdrawn from the Collection Account to purchase Eligible Receivables pursuant to Section 9.02(c) until the amount required for such Special Redemption is on deposit in the Collection Account and transferred to the Distribution Account. Any Special Redemption will be paid, to the extent of funds available in the Collection Account and the Distribution Account, to the Noteholders as of the Record Date immediately preceding such Payment Date in the proportion that the Note Principal Balance of each Note to be redeemed bears to the Outstanding Note Principal Balance.

     (b) Mandatory. The Trustee shall on any Determination Date immediately give notice of a Mandatory Redemption of all the Outstanding Notes if (i) on the preceding Determination Date, the Collateral Value Ratio was determined to be less than or equal to the Mandatory Redemption Level as of the last day of the second preceding Determination Period and the Company has not caused the Collateral Value Ratio to be increased above the Mandatory Redemption Level by substitution of Receivables or depositing cash into the Collection Account; (ii) three Special Redemptions (including such current Determination Date) are required within any consecutive 12-month period; or (iii) on any Determination
Date (a) the aggregate Stated Value of all Ineligible Receivables which have been Ineligible Receivables for more than 30 days exceeds 7% of the Aggregate Collateral Balance and (b) the Collateral Value Ratio is less than 1.00. In the case of clause
(i) above, the payment of principal pursuant to the Mandatory Redemption will be due on the Payment Date following the Determination Date next succeeding such notice of a Mandatory Redemption, and in the case of clauses (ii) or (iii) above, such payment will be due on the Payment Date next succeeding such notice. Such redemption will be at the Redemption Price for a Mandatory Redemption. Any Mandatory Redemption will be paid, to the extent of funds available in the Collection Account and the Distribution Account, to the Noteholders in the proportion that the Note Principal Balance of each Note to be redeemed bears to the Outstanding Note Principal Balance; provided, that if funds available on such Payment Date in the Collection Account and the Distribution Account are insufficient therefor, payment of a Mandatory Redemption may include funds on deposit in the Reserve Fund, provided, further, that the aggregate of funds available on such Payment Date in the Collection Account, the Distribution Account and the Reserve Fund are sufficient to pay in full the Outstanding Note Principal Balance.

     (c) Mandatory. If on any date of determination the Issuer is prohibited from purchasing additional Eligible Receivables pursuant to Section 3.03 of the Sale and Purchase Agreements, the Issuer shall give notice thereof referencing this Section
11.02(c) relating to Mandatory Redemption to the Noteholders. If the Required Holders so direct the Trustee within ten Business
Days of receipt of such notice by such Holders, the Trustee shall give notice of a Mandatory Redemption of all the Outstanding
Notes. Payment will be due on the Payment Date next succeeding such direction from the Trustee at the Redemption Price for a Mandatory Redemption.

Section 11.03.  Notice of Optional Redemption by the Issuer.

     The Issuer shall give the Trustee and each Noteholder fifteen Business Days prior written notice of any Optional
Redemption.

     All notices of redemption shall state:

          (a)     the Redemption Date;

          (b)     the Redemption Price;

          (c) that interest thereon shall cease to accrue on the date specified on the notice;

          (d) the place where such Notes are to be surrendered (or an indemnity reasonably satisfactory to the Trustee provided) for payment of the Redemption Price, which shall be the office or agency of the Trustee to be maintained as provided herein.

Failure to give notice of redemption, or any defect therein, to any Holder of any Note selected for redemption shall not impair or affect the validity of the redemption of any other Note.

Section 11.04.  Deposit of Redemption Price for Optional,
                Special and Mandatory Redemptions.

     (a) In the case of an Optional Redemption, on or before the Business Day next preceding the Payment Date on which such Optional Redemption is to be made, the Issuer shall deposit with the Trustee cash in an amount sufficient to provide for payment of the Redemption Price of all of the Notes (unless such payment is to be made from funds on deposit in the Collection Account, any Lockbox Account, the Distribution Account and the Reserve
Fund).

     (b) In the case of all Special Redemptions and any Mandatory Redemption, on or before the Business Day next preceding the Payment Date on which a Special Redemption or Mandatory
Redemption is to be made, the Issuer shall deposit into the Distribution Account cash in an amount sufficient to provide payment of the Redemption Price for all of the Notes that are to be redeemed on such Payment Date. If during the Non-Amortization Period any portion of the amount to be paid on a Payment Date as a Special Redemption or Mandatory Redemption remains outstanding after such Payment Date, cash will not be released from the Collection Account for the purpose of acquiring additional
Eligible Receivables or for the payment of the Servicing Fee until such unpaid Special Redemption or Mandatory Redemption
Amount is paid or cash therefor is on deposit in the Distribution Account. Any Special Redemption and Mandatory Redemption will be paid to the Noteholders in the proportion that the Note Principal Balance of each Note to be redeemed bears to the Outstanding Note Principal Balance.

Section 11.05.  Notes Payable on Redemption Date.

     Notice of redemption having been given as provided in
Section 11.03, the Notes or portions thereof so to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price and on such Redemption Date (unless the Issuer shall Default in the payment of the Redemption Price) such Notes (or portion thereof) shall cease to bear interest as specified in the Indenture. On or after the Redemption Date, such Notes shall be paid by the Issuer at the Redemption Price; provided, however, that payments due on a Payment Date on or prior to the Redemption Date shall be payable to the Holders of such Notes registered as such on the relevant Record Dates according to their terms.

     If any Outstanding Note called for Optional Redemption pursuant to Section 11.01 shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at a per annum rate equal to 200 basis points in excess of the greater of (i) the Note Interest Rate and (ii) the prime rate announced by Bankers Trust Company in effect on the Redemption Date.

                         ARTICLE TWELVE

                          MISCELLANEOUS

Section 12.01.  Acts of Noteholders.

     (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Issuer. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Noteholders sign ing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Issuer, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.

     (c)     The ownership of Notes shall be proved by the Note
Register.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.02.  Notices, Etc., to Trustee and Issuer.

     Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by this Indenture to be made upon, given or furnish ed to, or filed with:

          (a) the Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Trustee Officer, by facsimile transmission or by other means acceptable to the Trustee to or with the Trustee at its Corporate Trust Office; or

          (b) the Issuer by the Trustee or by any Noteholder shall be sufficient for every purpose hereunder (except as provided in Section 6.01(2)) if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at 1105 North Market
     Street, Suite 1300, Wilmington, Delaware 19899, Attention:
     President, or at any other address previously furnished in writing to the Trustee by the Issuer. A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to the Company at 2000 Edmund Halley Drive, Reston, Virginia 22091-3436, Attention: Senior Vice President and Chief Financial Officer.

     Unless otherwise instructed by the Purchaser, the Trustee and the Issuer shall send a duplicate copy to the Purchaser of every notice sent by each hereunder.

Section 12.03.  Notices to Noteholders; Waiver.

     Where this Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless other wise herein expressly provided) if in writing and mailed by regis tered or certified mail, postage prepaid or national overnight courier service to each Noteholder affected by such event, at his address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given. Notwithstanding the foregoing, notice to be given pursuant to Sections 7.06(b)(ii) and 11.02(c) shall be sent in duplicate in such manner and to such officers of each Noteholder as such Noteholder may from time to time specify, which, in the case of The Prudential Insurance Company of America and The Northwestern Mutual Life Insurance Company, shall be by national overnight courier, Attention: (i) Karen Keatley, and Senior Managing Director and (ii) Jeff Leuken, Securities Department, respectively.

     Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Noteholders shall be filed with the Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

     In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

     The Issuer shall give prompt written notice to the Rating Agencies, of any of the following occurrences: (a) the appointment of a successor Trustee, (b) the execution of a supplemental indenture pursuant to Article Ten, (c) the adoption of any amendment to the Servicing Agreement, and (d) the payment of the entire principal of the Notes. Such notice shall be sufficient if furnished in writing to Standard & Poor's Corporation, 25 Broadway, New York, New York 10004, Attention:
Asset Backed Surveillance Group and Duff & Phelps Credit Rating Co., 55 East Monroe, Suite 4000, Chicago, Illinois 60603,
Attention:  Andrew Leszezynski.

Section 12.04.  Effect of Headings and Table of Contents.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the con struction hereof.

Section 12.05.  Successors and Assigns.

     All covenants and agreements in this Indenture by the Issuer shall bind its successors and assigns, whether so expressed or not.

Section 12.06.  Separability.

     In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.07.   Benefits of Indenture.
     Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, and the Noteholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 12.08.  Governing Law.

     This Indenture and each Note shall be construed in accor dance with and governed by the laws of the State of New York applicable to agreements made and to be performed therein.

Section 12.09.  Counterparts.

     This instrument may be executed in any number of counter parts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.10.  Corporate Obligation.

     No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Issuer or of any predecessor or successor of the Issuer with respect to the Issuer's obligations on the Notes or under this Indenture.

     IN WITNESS WHEREOF, the Issuer and the Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.


                                   DYN FUNDING CORPORATION


                                   By:
                                      Name:  John H. Saunders
                                      Title: Vice President


                                   BANKERS TRUST COMPANY, not in
                                      its individual capacity,
                                      but solely as Trustee

                                   By:
                                      Name:
                                      Title: